Registration Nos. 2-84012
811-3752
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	X

Pre-Effective Amendment No. ____
Post-Effective Amendment No. 50	 X
and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 52	X

(Check appropriate box or boxes)

THE MANAGERS FUNDS
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

40 Richards Avenue, Norwalk, Connecticut 06854
----------------------------------------------
(Address of Principal Executive Offices)

Donald S. Rumery, Secretary
The Managers Funds
40 Richards Avenue
Norwalk, CT 06854

Copy To:  Philip H. Newman, Esquire
Goodwin Procter LLP
Exchange Place
Boston, MA 02110
------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

___ Immediately upon filing pursuant to paragraph (b)

X   On May 1, 2001 pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(1)

___ On (date) pursuant to paragraph  (a)(1)

___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

___ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE MANAGERS FUNDS

PROSPECTUS
Dated May 1, 2001
--------------------------------------
VALUE FUND
CAPITAL APPRECIATION FUND

We pick the talent.  You reap the results.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


1	RISK/RETURN SUMMARY
Key Information
Performance Summary
Fees and Expenses

2	SUMMARY OF THE FUNDS
The Managers Funds
Value Fund    (formerly, Income Equity Fund)
Capital Appreciation Fund


3	ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices
A Few Words about Risk

4	ABOUT YOUR INVESTMENT
Financial Highlights
Your Account
How to Purchase Shares
How to Sell Shares
Investor Services
Other Operating Policies
Accounts Statements
Dividends and Distributions
Tax Information
   Description of Index


FOUNDED IN 1983, THE MANAGERS FUNDS OFFERS
INDIVIDUAL AND INSTITUTIONAL INVESTORS THE
EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD'S
MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in MANAGERS VALUE FUND or MANAGERS CAPITAL
APPRECIATION FUND (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK FACTORS
OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

FUND                 GOAL                PRINCIPAL STRATEGIES                    PRINCIPAL RISK
                                                                                    FACTORS
-----                ----                --------------------                     --------------

VALUE FUND         Long-term capital      Invests principally in                  Economic Risk
(formerly, Income  appreciation from      common and preferred stocks             Intelligence Risk
Equity Fund)       equity securities;     of medium and large U.S. companies      Market Risk
                   income is the secondary                                        Mid-Capitalization Stock Risk
                   objective              Seeks undervalued investments           Price Risk
			                            	                                  Sector Risk

CAPITAL            Long-term capital      Invests principally in                  Economic Risk
APPRECIATION FUND  appreciation from      common and preferred stocks             Intelligence Risk
                   equity securities;     of medium and large U.S. companies      Market Risk
                   income is the secondary                                        Mid-Capitalization Stock Risk
                   objective              Seeks investments in companies with     Price Risk
				                  the potential for long-term growth      Sector Risk
                                          of earnings and/or cash flow
                                          as well as companies expected to exhibit
                                          rapid growth over shorter periods


PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.


The following is a discussion of the principal risk factors of the Funds.

ECONOMIC RISK

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes
in the domestic        or global economy than others.  These types
of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.


INTELLIGENCE RISK

Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate assets accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

MARKET RISK

Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole.  The consequences of market risk are that if the stock
market drops in value, the value of        a Fund's portfolio of
investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market.

   MID-CAPITALIZATION STOCK RISK

Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PRICE RISK

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.


SECTOR       RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies in that sector to decrease. Although the Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector.
To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years. Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.


ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS VALUE FUND

1991	29.7%
1992	 9.9%
1993	12.5%
1994	 1.0%
1995	34.4%
1996	17.1%
1997	27.2%
1998	11.7%
1999	 4.2%

2000	 9.8%

BEST QUARTER:     14.4% (4th Quarter 1998)
WORST QUARTER:     -12.0% (3rd Quarter 1998)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS CAPITAL APPRECIATION FUND

1991	32.9%
1992	10.6%
1993	16.7%
1994	-1.5%
1995	33.4%
1996	13.7%
1997	12.7%
1998	57.3%
1999 103.0%

2000 -22.2%

BEST QUARTER:     58.4% (4th Quarter 1999)
WORST QUARTER:     -24.1 (4th Quarter 2000)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both
the Fund and the applicable index.     A description of the index is
included in Appendix A.      As always, the past performance of a
Fund is not an indication of how the Fund will perform in the future.


                                      AVERAGE ANNUAL TOTAL RETURNS
                                        (   as of 12/31/00    )

                              1 YEAR        5 YEARS      10 YEARS     SINCE INCEPTION
                              ------        -------      --------     ---------------

Value Fund                     9.80%        13.73%        15.26%      14.16%  (10/84)
S&P 500 Index                  9.10%        18.33%        17.46%

Capital Appreciation Fund    -22.20%        26.07%        21.79%      18.71%  ( 6/84)
S&P 500 Index                  9.10%        18.33%        17.46%


TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy
and hold shares of    any of the Funds in this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	                   None
Maximum Deferred Sales Charge (Load)	                   None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions	                   None
Redemption Fee	                                           None
Exchange Fee	                                           None
Maximum Account Fee	                                     None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)



                     VALUE FUND       CAPITAL APPPRECIATION FUND
                    -----------      ---------------------------
Management Fees        0.75%                0.80%
Distribution
   (12b-1) Fees        0.00%                0.00%
Other Expenses         0.63%                0.46%
                       ----                 ----
Total Annual Fund
Operating Expenses(a)  1.38%                1.26%
                       ====                 ====

--------------------------------------------------------------------------

(a) The Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of the Funds' expenses. In addition, the Funds receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended
December 31, 2000 in an amount less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 for the Funds were as follows: Value Fund - 1.30%, Capital Appreciation -1.23%.


WHAT IS THE MANAGEMENT FEE? It is the fee paid to The Managers FUnds LLC of which a portion is paid to the asset managers who manage the Fund's portfolio.

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                         1 YEAR      3 YEARS     5 YEARS      10 YEARS
                         ------      -------     -------      ---------

Value Fund (a)           $140        $437        $755         $1,657
Capital Appreciation
  Fund (b)               $128        $400        $692         $1,523

------------------------------------------------------------------------

   (a) Taking into account all expense reductions for the previous fiscal year, your costs for the Value Fund would be $132, $412, $713 and $1,568, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

(b) Taking into account all expense reductions for the previous fiscal year, your costs for the Capital Appreciation Fund would have been $125, $390, $676 and $1,489, for investments in the Fund for 1, 3, 5 and 10 years, respectively.

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of
Affiliated Managers Group, Inc.,    located at Two International
Place, Boston, MA  02110,     serves as the investment manager to
the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset
managers without        shareholder approval.

   Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor.


More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

VALUE FUND

FUND FACTS
-----------------------------------------
OBJECTIVE:	       Long-term capital appreciation; income is the
                   secondary objective

INVESTMENT FOCUS:  Equity securities of medium and large U.S.
                   companies

BENCHMARK:         S&P 500 Index

TICKER:            MGIEX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests    primarily
in    common and preferred stocks of U.S. companies.  The Fund
generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments.  One asset manager
utilizes a dividend yield oriented value approach whereby    it
principally selects securities from among those     that yield more
than the S&P 500 Index.  The other asset manager emphasizes a value approach whereby it seeks to identify companies whose shares are available for at least 30% less than what it considers to be their intrinsic
value.     The asset manager defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing
operation to a knowledgeable buyer.      Both asset managers
examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result
of improvements to the valuations of the    stocks such as, among
other things, increases in the price to earnings ratio.      Growth in
earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary         defensive purposes, the Fund may invest,
without limit, in cash or    high     quality short-term debt
securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

*Are willing to accept a moderate risk investment

*Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND


Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Chartwell
Investment Partners, L.P. ("Chartwell") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000.
Armstrong Shaw, located at    45 Grove Street, New Canaan,
Connecticut, was founded in 1984.  As of December 31, 2000,
Armstrong Shaw had assets under management of    approximately
$2.1 billion    .  Jeffrey Shaw is the lead portfolio manager for the
portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Chartwell has managed a portion of the Fund since September 1997. Chartwell, located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania, was formed in 1997. As of December 31, 2000,
Chartwell had assets under management of approximately    $5.1
billion.      Harold Ofstie leads a team of portfolio managers for the
portion of the Fund managed by Chartwell. Mr. Ofstie has been a Partner at Chartwell since its formation. Prior to that time, he was a
   Senior     Portfolio Manager with Delaware Investment Advisers
   since 1982    .

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Chartwell.

CAPITAL APPRECIATION FUND

FUND FACTS
---------------------------------------------------
OBJECTIVE:	       Long-term capital appreciation; income is
                   the secondary objective

INVESTMENT FOCUS:  Equity securities of medium and
                   large U.S. companies

BENCHMARK:	       S&P 500 Index

TICKER:            MGCAX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation
   through     a diversified portfolio of equity securities.  Income is
the Fund's secondary objective.     The Fund's objectives may be
changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests    primarily in
common and preferred stocks     of U.S. companies.  The Fund
generally invests in medium and large companies, that is,
   companies with capitalizations that are within the range of
capitalizations of companies     represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term while the other asset manager is typically, though not exclusively, attempting to identify companies with the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns almost exclusively from capital appreciation due to earnings growth. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary        defensive purposes, the Fund may invest,
without limit, in cash or    high     quality short-term debt
securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

*Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND

Essex Investment Management Company, LLC ("Essex") and Roxbury
Capital Management, LLC ("Roxbury") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2000, Essex had assets under management
of approximately    $10.6 billion.      Joseph C. McNay and Daniel
Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and CIO of Essex, a position he has held since the firm's formation. Mr. Beckham is a Principal Vice President of Essex, a position he has held since 1995.

Roxbury has managed a portion of the Fund since October 1998. Roxbury, located at 100 Wilshire Boulevard, Suite 600, Santa Monica, California, was formed in 1986. As of December 31, 2000, Roxbury
had assets under management of approximately    $13 billion.
Kevin P. Riley,    David C. Kahn and a team of portfolio managers
are the portfolio managers     for the portion of the Fund managed by
Roxbury.  Mr. Riley is currently a    Senior Managing Director and
Research Director,      and has held various other positions with
Roxbury since 1987.     Mr. Kahn is a member of the Institutional
Portfolio Management Group and is responsible for Roxbury's Focus Equity Portfolio. He joined the firm in 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Roxbury.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

RESTRICTED AND ILLIQUID SECURITIES- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation
(and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES- Each Fund may purchase foreign securities.
Foreign securities generally are more volatile than their U.S.
counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INITIAL PUBLIC OFFERINGS- Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DEFENSIVE INVESTING- During unusual market conditions, each
Fund may place up to 100% of its total assets in cash or    high quality
short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DERIVATIVES- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency.
Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

SHORT-TERM TRADING-    Each Fund may engage in short-term
trading.    Short-term trading can increase a Fund's transaction costs and may increase your tax liability. Although the investment strategies of the asset managers for the Funds ordinarily do not involve trading securities for short-term profits, any of them may sell any security at any time the asset manager believes best, which may result in short-term trading.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

*Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

*Everybody's perception of reward is different; and

*High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government.
Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

In PRINCIPAL RISK FACTORS, the principal risks of investing in the Funds are detailed. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment - returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.


LIQUIDITY RISK

This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when it wants or needs to due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often a few months to sell.

On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor
would have earned or lost on an investment in the    Fund assuming
reinvestment of all dividends and distributions.      This information,
derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds'
Annual Report, which is available upon request.

MANAGERS VALUE FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                       -----       ----          ----       ----       ----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $27.50      $30.67        $31.06      $30.49     $28.43
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.17        0.30          0.41        0.67       0.76
  Net realized and unrealized gain
     on investments                      2.45        0.91          3.10        7.27       3.97
     Total from investment operations    2.62        1.21          3.51        7.94       4.73

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                 (0.17)      (0.29)        (0.41)      (0.69)     (0.76)
  Net realized gain on investments      (2.22)      (4.09)        (3.49)      (6.68)     (1.91)
     Total distributions to shareholders(2.39)      (4.38)        (3.90)      (7.37)     (2.67)

NET ASSET VALUE, END OF YEAR           $27.73      $27.50        $30.67      $31.06     $30.49

Total Return (1)                         9.80%       4.15%        11.77%      27.19%     17.08%

Ratio of net expenses to average
  net assets (1)                         1.30%       1.35%         1.28%       1.32%      1.44%
Ratio of total expenses to average
  net assets (1)                         1.38%       1.35%         1.32%       1.35%      1.44%
Ratio of net investment income to
  average net assets                     0.61%       0.92%         1.26%       1.97%      2.63%
Potfolio turnover                         153%         94%           84%         96%        33%
Net assets at end of year
  (000's omitted)                     $57,300     $42,471       $69,391     $64,946    $53,063
-----------------------------------------------------------------------------------------------

MANAGERS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                       ----        ----          ----       ----       -----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $61.12      $33.78        $24.24      $26.34     $27.14
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.42)      (0.27)        (0.23)      (0.13)(2)   0.09
  Net realized and unrealized gain
     (loss) on investments             (13.25)      34.81         14.18        3.15       3.66
     Total from investment operations  (13.67)      34.54         13.95        3.02       3.75

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                    ---         ---           ---         ---     (0.10)
  Net realized gain on investments      (4.66)      (7.20)        (4.41)      (5.12)     (4.45)
     Total distributions to shareholders(4.66)      (7.20)        (4.41)      (5.12)     (4.55)

NET ASSET VALUE, END OF YEAR           $42.79      $61.12        $33.78      $24.24     $26.34

Total Return (1)                      (22.20)%     103.02%        57.41%      12.74%     13.73%

Ratio of net expenses to average
  net assets (1)                         1.23%       1.26%         1.29%       1.26%      1.33%
Ratio of total expenses to average
  net assets (1)                         1.26%       1.30%         1.36%       1.32%      1.38%
Ratio of net investment income (loss)
  to average net assets                (0.82)%     (0.86)%       (0.80)%     (0.45)%      0.34%
Potfolio turnover                         306%        200%          252%        235%       172%
Net assets at end of year
  (000's omitted)                    $286,515    $248,487       $88,191     $73,860   $101,282
-----------------------------------------------------------------------------------------------

The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) The Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expense not been offset.

(2) Calculated using the average shares outstanding during the year.


YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds
   and     you pay no charges to transfer within the Fund family or
even to redeem out of the Fund.  The price at which you purchase and
redeem your shares is equal to the net asset value    (NAV)
    per share    next calculated after the Fund receives your order.
The Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York
Time.      The NAV is equal to the Fund's net worth (assets minus
liabilities) divided by the number of shares outstanding.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S.    dollars.
Third-party checks which    are under $10,000     are payable to
an existing shareholder who is a natural person (as opposed to a
corporation or partnership) and endorsed over to the Fund or    the
Custodian Bank     will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                       INITIAL INVESTMENT   ADDITIONAL INVESTMENT
                       ------------------   ---------------------
Regular accounts         $2,000                   $100
Traditional IRA             500                    100
Roth IRA                    500                    100
Education IRA               500                    100
SEP IRA                     500                    100
SIMPLE IRA                  500                    100

   The Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

   If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with us, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participating in such programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tex-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

BY MAIL

*To open your account, complete and sign the    account
    application and make your check payable to The Managers
Funds.  Mail the check and account application to:

		The Managers Funds
		c/o BFDS, Inc.
		P.O. Box 8517
		Boston, MA  02266-8517


*To purchase additional shares, write a letter of instruction (or complete your investment stub).  Send a check and investment
stub or written instructions to    the above address.
   Please include your account number and Fund name on your check.

BY TELEPHONE

*After establishing this option on your account, call    the Fund
at (800) 252-0682. The minimum additional investment is $100.


BY WIRE

*Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA
02101; ABA #011000028; BFN-The Managers Funds A/C
9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET

*If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


Note:     If you redeem shares following a purchase by check, the
Fund may hold te proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your
order.         The Fund's NAV is calculated at the close of regular
business of the NYSE, usually 4:00 p.m. New York Time.

BY MAIL

*Write a letter of instruction containing:
  -the name of the Fund(s)

  -dollar amount or number of shares to be redeemed
  -   your name
  -your account number(s)

  -signatures   of all account holders

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

BY TELEPHONE

*After establishing this option on your account, call the    Fund
at (800) 252-0682.

*Telephone Redemptions are available only for redemptions which are below $25,000.

BY INTERNET

*See our website at http://www.managersfunds.com.


Note:     If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public
CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES


AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions from a designated bank account into a Managers Funds account. The minimum investment is $100.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OTHER OPERATING POLICIES


The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.


The Funds reserve the right to:

*redeem an account if the value of the account falls below
$500 due to redemptions;

*suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

*change    the     minimum investment amounts;

*delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

*make a redemption-in-kind (a payment in portfolio
securities instead of in cash) if determined that a
redemption is too large        or may cause harm to
the Fund and its shareholders;

*refuse any purchase or exchange request if
   determined     that such request could adversely
affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

*after prior warning and notification, close an account or a related account due to excessive trading; and

*   terminate or change the Exchange Privilege or
impose fees     in connection with exchanges or
redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any
dividends and distributions that    you have received in your
account.             You will also receive a confirmation after each
trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

   Income dividends, if any, for the Value Fund are normally declared and paid quarterly. Capital gains distributions, if any, for the Value Fund are normally declared and paid in June and December. Income dividends and capital gain distributions, if any, for the Capital Appreciation Fund are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's
shares for shares of another Fund will be treated as a sale of    the
first     Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

*fail to provide a social security number or taxpayer identification number;

*fail to certify that their social security number or taxpayer identification number is correct; or

*fail to certify that they are exempt from withholding.

APPENDIX A

DESCRIPTION OF INDEX

S&P 500 INDEX

The S&P 500 Index consists of 500 stocks chosen by Standard &
Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.).
It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2000, the range of market capitalizations for the S&P 500 Index was $600 million to $475 billion.

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

BY TELEPHONE:	1-800-835-3879

BY MAIL:		The Managers Funds
			40 Richards Avenue
			Norwalk, CT  06854

ON THE INTERNET:	Electronic copies are available on our website at
                  http://www.managersfunds.com

   In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected
the Funds' performance during the last fiscal year.      Current Fund
documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the
SEC's website at http://www.sec.gov,    and copies may be obtained
upon     payment of a duplication fee, by email request to
publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-   0102     (202-942-8090).
   Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752

THE MANAGERS FUNDS

PROSPECTUS
Dated May 1, 2001
----------------------
SMALL COMPANY FUND
SPECIAL EQUITY FUND

We pick the talent.  You reap the results.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

1	RISK/RETURN SUMMARY
Key Information	                                1
Performance Summary	                          5
Fees and Expenses 	                          6

2	SUMMARY OF THE FUNDS
The Managers Funds	                          9
Small Company Fund                               10
Special Equity Fund                              13


3	ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices	       17
A Few Words about Risk	                         19

4	ABOUT YOUR INVESTMENT
Financial Highlights	                         22
Your Account	                               25
How to Purchase Shares	                         27
How to Sell Shares	                         28
Investor Services	                               29
Other Operating Policies	                   30
Accounts Statements	                         31
Dividends and Distributions	                   31
Tax Information	                               31
   Description of Index    			       33


FOUNDED IN 1983, THE MANAGERS FUNDS OFFERS
INDIVIDUAL AND INSTITUTIONAL INVESTORS THE
EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD'S
MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in MANAGERS SMALL COMPANY FUND or MANAGERS SPECIAL EQUITY FUND (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK FACTORS
OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


FUND                 GOAL                PRINCIPAL STRATEGIES                    PRINCIPAL RISK
                                                                                    FACTORS
----                 ----                ---------------------                    --------------

SMALL COMPANY      Long-term capital      Invests principally in                  Intelligence Risk
FUND               appreciation from      common and preferred stocks             Liquidity Risk
                   equity securities      of small companies                      Market Risk
                   of small companies                                             Price Risk
                                          Seeks investments with the potential    Small-Capitalization Stock Risk
						      for capital appreciation as a result
                                          of earnings growth or improvements in
                                          equity valuation

SPECIAL EQUITY     Long-term capital      Invests principally in                  Intelligence Risk
FUND               appreciation from      common and preferred stocks             Liquidity Risk
                   equity securities      of small and medium companies           Market Risk
                   of small- and                                                  Mid-Capitalization Stock Risk
                   medium-capitalization  Seeks investments with the potential    Price Risk
			 companies              for capital appreciation as a result    Small-Capitalization Stock Risk
                                          of earnings growth or improvements in
                                          equity valuation



PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.


The following is a discussion of the principal risk factors of the Funds.


INTELLIGENCE RISK

Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.


LIQUIDITY RISK

This is the risk that the Fund cannot sell a security at a reasonable
price within a reasonable time frame when    necessary     due to
a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers.
Thus, it often takes a significant effort to market, and it takes at least
a few days and often        months to sell.
On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

MARKET RISK

Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole.  The consequences of market risk are that if the stock
market drops in value, the value of    a     Fund's portfolio of
investments is also likely to decrease in value.  The decrease in the
value of    a     Fund's investments, in percentage terms, may be
more or less than the decrease in the value of the market.


MID-CAPITALIZATION STOCK RISK

Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.


PRICE RISK

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

ANNUAL TOTAL RETURNS - SINCE INCEPTION JUNE 19, 2000*
MANAGERS SMALL COMPANY FUND

2000	-7.1%


BEST QUARTER:  1.3% (3rd Quarter 2000)
WORST QUARTER:  -8.1 (4th Quarter 2000)


ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS SPECIAL EQUITY FUND

1991	49.8%
1992	16.1%
1993	17.4%
1994	-2.0%
1995	33.9%
1996	24.8%
1997	24.4%
1998	 0.2%
1999	54.1%

2000	-2.6%

BEST QUARTER:      35.9% (4th Quarter 1999)
WORST QUARTER:     -21.0% (3rd Quarter 1998)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both
the Fund and the applicable index.     A description of the index is
included in Appendix A.      As always, the past performance of a
Fund is not an indication of how the Fund will perform in the future.



                                   AVERAGE ANNUAL TOTAL RETURNS
                                    (   as of 12/31/00    )

                              1 YEAR        5 YEARS      10 YEARS     SINCE INCEPTION
                              ------        -------      --------     ---------------

Small Company Fund               N/A           N/A           N/A      -7.10%  ( 6/00)
Russell 2000 Index            -3.02%        10.31%        15.53%

Special Equity Fund           -2.56%        18.49%        20.13%      16.66%  ( 6/84)
Russell 2000 Index            -3.02%        10.31%        15.53%

(a) The Fund commenced operations on June 19, 2000.

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy
and hold shares of    any of the Funds in this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	                   None
Maximum Deferred Sales Charge (Load)	                   None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions	                   None
Redemption Fee	                                           None
Exchange Fee	                                           None
Maximum Account Fee	                                     None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)



                     SMALL COMPANY      SPECIAL EQUITY
                         FUND              FUND
                     -------------       --------------
Management Fees        0.90%                0.90%
Distribution
   (12b-1) Fees        0.00%                0.00%
Other Expenses         0.82%                0.36%
                       ----                 ----
Total Annual Fund
Operating Expenses     1.72% (a)            0.26% (b)
                       ----                 ====
Expense Reimbursement  0.42%                  N/A
                       ----
Net after Reimbursement1.30%                  N/A
                       ====

--------------------------------------------------------------------------

(a) The Managers Funds LLC has contractually agreed, through at least December 31, 2001, to limit "Total Annual Operating Expenses" to 1.30% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

(b) The Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, the Fund receives credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 in amount less than the amount shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 for the Fund was 1.26%.


WHAT IS THE MANAGEMENT FEE? It is the fee paid to The Managers FUnds LLC of which a portion is paid to the asset managers who manage the Fund's portfolio.

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                         1 YEAR      3 YEARS     5 YEARS      10 YEARS
                         ------      -------     -------      --------

Small Company Fund       $132        $412        $713         $1,568
Special Equity Fund      $128        $501        $894         $1,995

------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of
Affiliated Managers Group, Inc.,    located at Two International
Place, Boston, MA 02110,     serves as the investment manager to
the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset
managers without        shareholder approval.


Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor.



More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

SMALL COMPANY FUND


FUND FACTS
----------------------------------------------
OBJECTIVE:		Long-term capital appreciation

INVESTMENT FOCUS:	Equity securities of small companies

BENCHMARK:		Russell 2000 Index

TICKER:		   MSCFX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets    in common and preferred stocks     of small
companies with the potential for long-term capital appreciation, that is,
companies with capitalizations    that are within the range of
capitalizations of companies     represented in the Russell 2000
Index. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments.  Both asset managers focus exclusively on stocks of small companies whose businesses are expanding. One asset manager seeks to identify companies expected to
exhibit rapid earnings growth        while the other asset manager
seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected.  Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along
with improvements in the valuations of the stocks    such as, among
other things, increases in the price to earnings ratio.      A stock is
typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary        defensive purposes, the Fund may invest,
without limit, in cash or    high     quality short-term debt
securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional returns through small company equities in your investment portfolio

*Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

*Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

HLM Management Co., Inc. ("HLM") and Kalmar Investment
Advisers ("Kalmar") each manage a portion of the Fund.

HLM has managed a portion of the Fund since its inception in since May 2000. HLM, located at 222 Berkeley Street, 21st Floor, Boston, Massachusetts, was founded in 1983. As of December 31, 2000, HLM
had assets under management of approximately    $890 million.
HLM utilizes a team approach to manage its portion of the Fund. The portfolio management team is comprised of Buck Haberkorn, Judy Lawrie, Peter Grua and Ann Hutchins, all Principals of HLM with 17,
17, 8 and 3 years at the firm, respectively.     Prior to joining the
firm, Ms. Hutchins was a Portfolio Manager at Chancellor LGT since
1994.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike,
   Wilmington,     Delaware, is a Delaware Business Trust formed
in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2000, the two Kalmar organizations had assets under management
totaling approximately    $900 million     in small company stocks.
Ford B. Draper, Jr. leads the    eight-person research/portfolio
management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment Officer of Kalmar, a
position he has held since 1982.     Kalmar is 100% employee
owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to HLM and Kalmar.

The Investment Manager has contractually agreed, through at least December 31, 2001, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund exceed 1.30% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.30% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

SPECIAL EQUITY FUND

FUND FACTS
------------------------------------------------
OBJECTIVE:		Long-term capital appreciation

INVESTMENT FOCUS:	Equity securities of small- and
                  medium-   sized     U.S. companies

BENCHMARK:		Russell 2000 Index

TICKER:		MGSEX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and
medium-   sized     companies.     The Fund's objective may be
changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets    in common and preferred stocks     of U.S. companies.
Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations
   that are within the range of capitalizations     of companies
represented in the Russell 2000 Index. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets currently are allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which
are exhibiting rapid growth in their businesses.     All five     asset
managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings
ratio.      A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary        defensive purposes, the Fund may invest,
without limit, in cash or    high     quality short-term debt
securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

*Are willing to accept a higher degree of risk for the opportunity of higher potential returns

*Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

*Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Goldman Sachs Asset Management ("GSAM"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.


GSAM has managed a portion of the Fund since December 1985.
GSAM is located at 32 Old Slip, New York, New York. GSAM is a separate business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("Goldman, Sachs"). As of
December 31, 2000, GSAM, along with other units of IMD, had assets under management of approximately $281.7 billion. Timothy J. Ebright is the Senior Portfolio Manager for the portion of the Fund managed by GSAM. Mr. Ebright is a Vice President of Goldman, Sachs, a position he has held since 1988.


Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2000, Kern had assets under
management of approximately    $1.7 billion.      Robert E. Kern,
Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of Kern, a position he has held since the firm's formation. Prior to that time, he was Senior Vice President of Freemont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to
1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982.  As of December 31, 2000, Pilgrim Baxter had
assets under management of approximately    $17.1 billion.
Gary L. Pilgrim and    a team of portfolio managers are the portfolio
managers     for the portion of the Fund managed by Pilgrim Baxter.
Mr. Pilgrim is    Director, President and CIO of Pilgrim Baxter and has
been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000.
Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2000, Skyline had assets under management of
approximately    $825 million.      William M. Dutton and a team
of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is the Managing Partner of Skyline and has been with the firm since the its formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2000, Westport had assets under
management of approximately   $3.0 billion.     Andrew J. Knuth    and
Edmund Nicklin are the portfolio managers     for the portion of the
Fund managed by Westport.  Mr. Knuth is the Chairman of Westport
and has been with the firm since its formation.     Mr. Nicklin is a
Managing Director of Westport and has been with the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to GSAM, Kern, Pilgrim Baxter, Skyline and Westport.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

RESTRICTED AND ILLIQUID SECURITIES- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation
(and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES- Each Fund may purchase foreign securities.
Foreign securities generally are more volatile than their U.S.
counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INITIAL PUBLIC OFFERINGS- Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DEFENSIVE INVESTING- During unusual market conditions, each
Fund may place up to 100% of its total assets in cash or    high quality
short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DERIVATIVES- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency.
Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

SHORT-TERM TRADING-    Each Fund may engage in short-term
trading.    Short-term trading can increase a Fund's transaction costs and may increase your tax liability. Although the investment strategies of the asset managers for the Funds ordinarily do not involve trading securities for short-term profits, any of them may sell any security at any time the asset manager believes best, which may result in short-term trading.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

*Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

*Everybody's perception of reward is different; and

*High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government.
Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

In PRINCIPAL RISK FACTORS, the principal risks of investing in the Funds are detailed. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment - returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

ECONOMIC RISK

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes
in the domestic        or global economy than others.  These types
of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

SECTOR       RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies in that sector to decrease. Although the Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector.
To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on
an investment in the    Fund assuming reinvestment of all dividends and
distributions.      This information, derived from each Fund's Financial
Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Report, which is available upon request.

MANAGERS SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each period

                         FOR THE PERIOD ENDED DECEMBER 31,
                                       2000
                                       ----
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                   (0.01)
  Net realized and unrealized loss
     on investments                     (0.70)
     Total from investment operations   (0.71)

NET ASSET VALUE, END OF PERIOD         $ 9.29

Total Return (1)                        (7.10)%(2)

Ratio of net expenses to average
  net assets (1)                         1.30%(3)
Ratio of total expenses to average
  net assets (1)                         1.72%(3)
Ratio of net investment loss to
  average net assets                   (0.45)%(3)
Potfolio turnover                          55%(2)
Net assets at end of period
  (000's omitted)                     $25,705
-----------------------------------------------------
*Commencement of operations June 19, 2000.

MANAGERS SPECIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                       ----        ----          ----       ----       ----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $91.42      $61.23        $61.18      $50.95     $43.34
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.12)      (0.29)        (0.14)       0.08      (0.00)
  Net realized and unrealized gain
     (loss) on investments              (2.71)      33.30          0.26       12.29      10.68
     Total from investment operations   (2.83)      33.01          0.12       12.37      10.68

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                    ---         ---           ---      (0.07)        ---
  Net realized gain on investments     (11.77)      (2.82)        (0.07)      (2.07)     (3.07)
    Total distributions to shareholders(11.77)      (2.82)        (0.07)      (2.14)     (3.07)

NET ASSET VALUE, END OF YEAR           $76.82      $91.42        $61.23      $61.18     $50.95

Total Return (1)                       (2.56)%      54.11%         0.20%      24.45%     24.75%

Ratio of net expenses to average
  net assets (1)                         1.26%       1.31%         1.34%       1.35%      1.43%
Ratio of total expenses to average
  net assets (1)                         1.26%       1.31%         1.34%       1.36%        N/A
Ratio of net investment income (loss)
  to average net assets                (0.16)%     (0.47)%       (0.26)%       0.17%    (0.10)%
Potfolio turnover                          69%         89%           64%         49%        56%
Net assets at end of year
  (000's omitted)                  $2,132,376  $1,543,150      $959,939    $719,707   $271,433
-----------------------------------------------------------------------------------------------

The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) The Funds have entered into arrangements with unaffiliated broker-dealers who have paid a portion of the Funds' expenses. In addition, the Funds have received credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has reimbursed some expenses for the Small Company Fund. Total returns and net investment income for the Funds would have been lower had certain expense not been offset.

(2) Not annualized.

(3) Annualized.


YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds
   and     you pay no charges to transfer within the Fund family or
even to redeem out of the Fund.  The price at which you purchase and
redeem your shares is equal to the net asset value    (NAV)
    per share    next calculated after the Fund receives your order.
The Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York
Time.      The NAV is equal to the Fund's net worth (assets minus
liabilities) divided by the number of shares outstanding.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S.    dollars.
Third-party checks which    are under $10,000     are payable to
an existing shareholder who is a natural person (as opposed to a
corporation or partnership) and endorsed over to the Fund or    the
Custodian Bank     will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                       INITIAL INVESTMENT   ADDITIONAL INVESTMENT
                      --------------------  ---------------------
Regular accounts         $2,000                   $100
Traditional IRA             500                    100
Roth IRA                    500                    100
Education IRA               500                    100
SEP IRA                     500                    100
SIMPLE IRA                  500                    100

   The Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

   If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with us, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participating in such programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tex-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

BY MAIL

*To open your account, complete and sign the    account
    application and make your check payable to The Managers
Funds.  Mail the check and account application to:

		The Managers Funds
		c/o BFDS, Inc.
		P.O. Box 8517
		Boston, MA  02266-8517


*To purchase additional shares, write a letter of instruction (or complete your investment stub).  Send a check and investment
stub or written instructions to    the above address.
   Please include your account number and Fund name on your check.

BY TELEPHONE

*After establishing this option on your account, call    the Fund
at (800) 252-0682. The minimum additional investment is $100.


BY WIRE

*Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA
02101; ABA #011000028; BFN-The Managers Funds A/C
9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET

*If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


Note:     If you redeem shares following a purchase by check, the
Fund may hold te proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your
order.         The Fund's NAV is calculated at the close of regular
business of the NYSE, usually 4:00 p.m. New York Time.

BY MAIL

*Write a letter of instruction containing:
  -the name of the Fund(s)

  -dollar amount or number of shares to be redeemed
  -   your name
  -your account number(s)

  -signatures   of account holders

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

BY TELEPHONE

*After establishing this option on your account, call the    Fund
at (800) 252-0682.

*Telephone Redemptions are available only for redemptions which are below $25,000.

BY INTERNET

*See our website at http://www.managersfunds.com.


Note:     If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public
CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES


AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions from a designated bank account into a Managers Funds account. The minimum investment is $100.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OTHER OPERATING POLICIES


The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.


The Funds reserve the right to:

*redeem an account if the value of the account falls below
$500 due to redemptions;

*suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

*change    the     minimum investment amounts;

*delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

*make a redemption-in-kind (a payment in portfolio
securities instead of in cash) if determined that a
redemption is too large        or may cause harm to
the Fund and its shareholders;

*refuse any purchase or exchange request if
   determined     that such request could adversely
affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

*after prior warning and notification, close an account or a related account due to excessive trading; and

*   terminate or change the Exchange Privilege or
impose fees     in connection with exchanges or
redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any
dividends and distributions that    you have received in your
account.             You will also receive a confirmation after each
trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's
shares for shares of another Fund will be treated as a sale of    the
first Fund's     shares and any gain on the transaction may be subject
to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

*fail to provide a social security number or taxpayer identification number;

*fail to certify that their social security number or taxpayer identification number is correct; or

*fail to certify that they are exempt from withholding.

APPENDIX A

DESCRIPTION OF INDEX

RUSSELL 2000 INDEX

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion. As of December 31, 2000, the range of market capitalizations for the Russell 2000 Index was $1 million to $6 billion.

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

BY TELEPHONE:	1-800-835-3879

BY MAIL:          The Managers Funds
			40 Richards Avenue
			Norwalk, CT  06854

ON THE INTERNET:	Electronic copies are available on our website at
                  http://www.managersfunds.com

   In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected
the Funds' performance during the last fiscal year.      Current Fund
documents are on file with the Securities and Exchange Commission and are incorporated by reference (i.e., legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the
SEC's website at http://www.sec.gov, and copies    may be obtained
upon     payment of a duplication fee, by email request to
publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-   0102     (202-942-8090).
   Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752

THE MANAGERS FUNDS

PROSPECTUS
Dated May 1, 2001
----------------------------
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND

We pick the talent.  You reap the results.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

1	RISK/RETURN SUMMARY
Key Information	                                1
Performance Summary	                          6
Fees and Expenses 	                          7

2	SUMMARY OF THE FUNDS
The Managers Funds	                         10
Small Company Fund                               11
Special Equity Fund                              14


3	ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices	       17
A Few Words about Risk	                         20

4	ABOUT YOUR INVESTMENT
Financial Highlights	                         23
Your Account	                               26
How to Purchase Shares	                         28
How to Sell Shares	                         29
Investor Services	                               30
Other Operating Policies	                   31
Accounts Statements	                         32
Dividends and Distributions	                   32
Tax Information	                               32
   Description of Index    			       34


FOUNDED IN 1983, THE MANAGERS FUNDS OFFERS
INDIVIDUAL AND INSTITUTIONAL INVESTORS THE
EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD'S
MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in MANAGERS INTERNATIONAL EQUITY FUND or MANAGERS EMERGING MARKETS EQUITY FUND (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK FACTORS
OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

FUND                 GOAL                PRINCIPAL STRATEGIES                    PRINCIPAL RISK
                                                                                    FACTORS
----                 -----               --------------------                    ----------------

INTERNATIONAL      Long-term capital      Invests principally in                  Currency Risk
EQUITY FUND        appreciation from      common and preferred stocks             Economic Risk
                   foreign equity         of non U.S. companues                   Intelligence Risk
                   securities; income                                             Liquidity Risk
                   is the secondary       Seeks to achieve returns from capital   Market Risk
	             objective              appreciation due to improvements in     Mid-Capitalization Stock Risk
                                          equity valuation and earnings growth    Political Risk
                                                                                  Small-Capitalization Stock Risk

EMERGING MARKETS   Long-term capital      Invests principally in                  Currency Risk
EQUITY FUND        appreciation from      common and preferred stocks             Economic Risk
                   emerging market        of companies in emerging market         Emerging Markets Risk
                   equity securities      and developing countries                Intelligence Risk
                                                                                  Liquidity Risk
			                        Seeks to achieve returns from capital   Market Risk
                                          appreciation due to improvements in     Mid-Capitalization Stock Risk
                                          equity valuation and earnings growth    Political Risk
                                                                                  Small-Capitalization Stock Risk


PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.


The following is a discussion of the principal risk factors of the Funds.

CURRENCY RISK

The value of foreign securities in an investor's home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

ECONOMIC RISK

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.


EMERGING MARKETS RISK

Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

INTELLIGENCE RISK

Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate assets accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.


LIQUIDITY RISK

This is the risk that the Fund cannot sell a security at a reasonable price
within a reasonable time frame when    necessary     due to a lack
of buyers for the security.  This risk applies to all assets.         For
example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers.
Thus, it often takes a significant effort to market, and it takes at least a
few days and often        months to sell.
On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

MARKET RISK

Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole.  The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease
in the value of the market.     Since foreign securities trade on
different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.


MID-CAPITALIZATION STOCK RISK

Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.


POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS INTERNATIONAL EQUITY FUND

1991	18.2%
1992	 4.3%
1993	38.2%
1994	 2.0%
1995	16.2%
1996	12.8%
1997	10.8%
1998	14.5%
1999	25.3%

2000	-8.5%


BEST QUARTER:	   13.9% (4th Quarter 1998)
WORST QUARTER:	   -14.4 (3rd Quarter 1998)


ANNUAL TOTAL RETURNS -    SINCE INCEPTION FEBRUARY 9, 1998*
MANAGERS EMERGING MARKETS EQUITY FUND

1998	-22.6%
1999	 90.1%

2000	-26.7%


BEST QUARTER:     43.7% (4th Quarter 1999)
WORST QUARTER:     -20.6% (3rd Quarter 1998)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gains distributions have been reinvested for both
the Fund and the applicable index.     A description of the indexes is
included in Appendix A.      As always, the past performance of a
Fund is not an indication of how the Fund will perform in the future.


                                     AVERAGE ANNUAL TOTAL RETURNS
                                     (   as of 12/31/00    )

                              1 YEAR        5 YEARS      10 YEARS     SINCE INCEPTION
                              ------        -------      --------     ---------------

International Equity Fund     -8.46%        10.42%        12.73%      13.10%  (12/85)
MSCI EAFE Index (a)          -14.17%         7.13%         8.24%

Emerging Markets Equity
  Fund (b)                   -26.69%           N/A           N/A       2.65%  ( 2/98)
MSCI Emerging Markets Free
  Index (c)                  -30.61%        -4.17%         8.26%

(a) Net dividends are reinvested.
(b) The Fund commenced operations on February 9, 1998.
(c) Gross dividends are reinvested.

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy
and hold shares of    any of the Funds in this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	                   None
Maximum Deferred Sales Charge (Load)	                   None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions	                   None
Redemption Fee	                                           None
Exchange Fee	                                           None
Maximum Account Fee	                                     None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)



                     INTERNATIONAL      EMERGING MARKETS
                      EQUITY FUND        EQUITY FUND
                     -------------      -----------------
Management Fees        0.90%                1.15%
Distribution
   (12b-1) Fees        0.00%                0.00%
Other Expenses         0.52%                1.33%
                       ----                 ----
Total Annual Fund
Operating Expenses     1.42% (a)            2.48% (b)
                       ====                 ====

--------------------------------------------------------------------------

(a) The Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, the Fund receives credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 in amount less than the amount shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2000 for the Fund was 1.41%.

(b) (b) The "Management Fee" currently being charged is 0.75%, which reflects a voluntary waiver of 0.40% by The Managers Funds LLC. This waiver may be modified or terminated at any time at the sole discretion of The Managers Funds LLC. In addition, the Fund receives credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these waivers and expense offsets, the Fund's actual "Total Annual Fund
Operating Expenses" for the fiscal year ended December 31, 2000 was 2.07%.


WHAT IS THE MANAGEMENT FEE? It is the fee paid to The Managers FUnds LLC of which a portion is paid to the asset managers who manage the Fund's portfolio.

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                              1 YEAR      3 YEARS     5 YEARS      10 YEARS
                              ------      -------     -------      --------

International Equity Fund(a)  $145        $449        $  776         $1,702
Emerging Markets Equity
  Fund (b)                    $251        $773        $1,321         $2,816


(a) Taking into account all expense reductions for the previous fiscal year, your costs for the International Equity Fund would be $144, $446, $771 and $1,691, for investments in the Fund of 1, 3, 5 and 10 years, respectively.
(b) Taking into account all temporary fee waivers and expense reductions for the previous fiscal year, your costs for the Emerging Markets Equity Fund would be $201, $621, $1,068 and $2,306, for investments in the Fund of 1, 3, 5 and 10 years, respectively.


The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of
Affiliated Managers Group, Inc.,    located at Two International
Place, Boston, MA 02110,     serves as the investment manager to
the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset
managers without        shareholder approval.


Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor.


More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets.
Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

INTERNATIONAL EQUITY FUND

FUND FACTS
----------------------------------------------------------
OBJECTIVE:	      Long-term capital appreciation; income is    the
                      secondary objective

INVESTMENT FOCUS:	Equity securities of non-U.S. companies

BENCHMARK:		MSCI EAFE Index

TICKER:		MGITX


OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S.
companies.  Income is the Fund's secondary objective.     The Fund's
objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets    in common and preferred stocks     of non-U.S.
companies.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments.  One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be intrinsic value.
   The asset manager defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a
knowledgeable buyer.      Another asset manager generally seeks to
identify long-term investment themes which may affect the profitability
of companies in particular industries, regions or countries.     For
example, the asset manager may identify broad-based, demographic trends that may make investments in particular companies or industries
particularly attractive.      The third asset manager utilizes a growth
approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings.  Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company.  With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the
valuations of the stocks    such as, among other things, increases in
the price to earnings ratio.      A stock is typically sold if an asset
manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary        defensive purposes, the Fund may invest,
without limit, in cash or    high     quality short-term debt
securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional returns through international equities in your investment portfolio

*Are willing to accept a moderate risk investment

*Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

*Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

   Zurich Scudder Investments, Inc. ("Zurich Scudder")    , Lazard
Asset Management ("Lazard") and Mastholm Asset Management,
L.L.C. ("Mastholm") each manage a portion of the Fund.

   Zurich Scudder, formerly Scudder Kemper Investments, Inc.,
has managed a portion of the Fund since December 1989.     Zurich
Scudder,     located at 345 Park Avenue, New York, New York, was
founded in 1919.  As of December 31, 2000,    Zurich Scudder and
its affiliates     had assets under management in excess of    $370
billion globally.      William E. Holzer is the portfolio manager for
the portion of the Fund managed by    Zurich Scudder.      He is a
Managing Director of    Zurich Scudder,     a position he has held
with the firm since 1980.

Lazard has managed a portion of the Fund since January 1995.  Lazard,
located at 30 Rockefeller Plaza, New York, New York,    is a
division of Lazard Freres Co. LLC ("Lazard Freres"), which     was
first organized in 1848.  As of December 31, 2000, Lazard and its
affiliates had assets under management of approximately    $71.1
billion.             John R. Reinsberg is the portfolio manager for
the portion of the Fund managed by Lazard.         Mr. Reinsberg is
a Managing Director of Lazard, a position he has held with the firm since 1992.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2000, Mastholm had assets
under management of approximately    $1.9 billion.      Mastholm
uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of Mastholm, a position that
he has held since 1997.     Prior to joining the firm, he was Vice
President and Portfolio Manager of Investors Research Corporation
since 1989.      Mr. Jordan is a Director and Portfolio Manager of
Mastholm, a position he has held since 1997.     Prior to joining the
firm he was an International Investment Analyst at Investors Research
Corporation since 1992.      Mr. Allen is a Director and Portfolio
Manager of Mastholm, a position that he has held since 1999.
   Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since
1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in
turn, pays a portion of this fee to    Zurich Scudder,     Lazard and
Mastholm.

EMERGING MARKETS EQUITY FUND

FUND FACTS
------------------------------------------------------------
OBJECTIVE:		Long-term capital appreciation

INVESTMENT FOCUS:	Equity securities of emerging
                  market or developing companies

BENCHMARK:	      MSCI Emerging Markets Free Index

TICKER:		MEMEX

OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be
a developing country or an emerging market.     The Fund's
objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets    in common and preferred stocks     of companies
located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential or if the political, economic or financial health of the country changes.

For temporary        defensive purposes, the Fund may invest,
without limit, in cash or    high     quality short-term debt
securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

*Have an investment time horizon of seven years or more

This Fund MAY NOT be suitable if you:

*Are seeking a conservative risk investment

*Are investing with a shorter time horizon in mind

*Are seeking stability of principal or current income

PORTFOLIO MANAGEMENT OF THE FUND

Rexiter Capital Management Limited ("Rexiter") manages the Fund.
Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997.  As of December 31, 2000, Rexiter had assets under
management of approximately    $681 million.      Kenneth King
and Murray Davey are the portfolio managers for the Fund.  Mr. King is the CIO of Rexiter, a position he has held since the firm's formation.
   Prior to joining the firm, he was the head of Emerging Markets at
Kleinwort Benson Investment since 1992.      Mr. Davey is a Senior
Portfolio Manager of Rexiter, a position he has held since the firm's
formation.     Prior to joining the firm, he was a Senior Investment
Manager at State Street Global Advisors United Kingdom Limited since 1997. Prior to that he was a Director and a Portfolio Manager at Kleinwort Benson Investment Management Limited since 1986.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the
average daily net assets of the Fund.     The Managers Funds LLC, in
turn, pays a portion of this fee to Rexiter. The Managers Funds LLC is currently waiving 0.40% of this fee, which makes the effective management fee 0.75%.

ADDITIONAL INVESTMENT PRACTICES AND RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

RESTRICTED AND ILLIQUID SECURITIES- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation
(and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES- Each Fund may purchase foreign securities.
Foreign securities generally are more volatile than their U.S.
counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERNATIONAL EXPOSURE- Many U.S. companies in which a Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of a Fund's shares.

INITIAL PUBLIC OFFERINGS- Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DEFENSIVE INVESTING- During unusual market conditions, each
Fund may place up to 100% of its total assets in cash or    high quality
short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DERIVATIVES- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency.
Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

SHORT-TERM TRADING-    Each Fund may engage in short-term
trading.    Short-term trading can increase a Fund's transaction costs and may increase your tax liability. Although the investment strategies of the asset managers for the Funds ordinarily do not involve trading securities for short-term profits, any of them may sell any security at any time the asset manager believes best, which may result in short-term trading.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

*Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

*Everybody's perception of reward is different; and

*High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government.
Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

In PRINCIPAL RISK FACTORS, the principal risks of investing in the Funds are detailed. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment - returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

PRICE RISK

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

SECTOR       RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies in that sector to decrease. Although the Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector.
To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on
an investment in the    Fund assuming reinvestment of all dividends and
distributions.      This information, derived from each Fund's Financial
Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Report, which is available upon request.

MANAGERS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                       ----        -----         ----       ----       ----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $58.71      $48.85        $45.58      $43.69     $39.97
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.27        0.35          0.54        0.42       0.32
  Net realized and unrealized gain
     (loss) on investments              (5.38)      11.96          6.06        4.27       4.76
     Total from investment operations   (5.11)      12.31          6.60        4.69       5.08

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                 (0.24)      (0.35)        (0.37)      (0.65)     (0.33)
  Net realized gain on investments      (3.98)      (2.10)        (2.96)      (2.15)     (1.03)
    Total distributions to shareholders (4.22)      (2.45)        (3.33)      (2.80)     (1.36)

NET ASSET VALUE, END OF YEAR           $49.38      $58.71        $48.85      $45.58     $43.69

Total Return (1)                       (8.46)%      25.28%        14.54%      10.83%     12.77%

Ratio of net expenses to average
  net assets (1)                         1.41%       1.40%         1.41%       1.45%      1.53%
Ratio of total expenses to average
  net assets (1)                         1.42%       1.41%         1.42%       1.45%        N/A
Ratio of net investment income
  to average net assets                  0.42%       0.66%         1.05%       0.75%      0.97%
Potfolio turnover                          99%         43%           56%         37%        30%
Net assets at end of year
  (000's omitted)                    $656,630    $704,209      $552,826    $386,624   $269,568
------------------------------------------------------------------------------------------------

MANAGERS EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each period

                                       FOR THE PERIOD ENDED DECEMBER 31,
                                       2000        1999          1998*
                                      ------      ------        ------
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $14.67      $ 7.74        $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.04)       0.03         (0.01)
  Net realized and unrealized gain
     (loss) on investments              (3.90)       6.93         (2.25)
     Total from investment operations   (3.94)       6.96         (2.26)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                    ---      (0.03)           ---
  Net realized gain on investments      (1.10)         ---           ---
    Total distributions to shareholders (1.10)      (0.03)           ---

NET ASSET VALUE, END OF PERIOD         $ 9.63      $14.67        $ 7.74

Total Return (1)                      (26.69)%      90.06%      (22.60)%(2)

Ratio of net expenses to average
  net assets (1)                         1.98%       1.85%         2.54%(3)
Ratio of total expenses to average
  net assets (1)                         2.48%       2.52%         3.57%(3)
Ratio of net investment income (loss)
  to average net assets                (0.34)%       0.37%       (0.09)%(3)
Potfolio turnover                          40%        119%           89%(2)
Net assets at end of period
  (000's omitted)                    $ 12,390    $ 12,434      $  4,677
------------------------------------------------------------------------------
*Commencement of operations Fenruary 9, 1998.

The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) The International Equity Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses.  In addition, both Funds receive credits against their custodian expenses for uninvested overnight cash balances.  The Managers Funds LLC has waived a portion of its fees for the Emerging
Markets Equity Fund.  Total returns and net investment income for the Funds would have been lower had certain expense not been offset.

(2) Not annualized.

(3) Annualized.


YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds
   and     you pay no charges to transfer within the Fund family or
even to redeem out of the Fund.  The price at which you purchase and
redeem your shares is equal to the net asset value    (NAV)
    per share    next calculated after the Fund receives your order.
The Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York
Time.      The NAV is equal to the Fund's net worth (assets minus
liabilities) divided by the number of shares outstanding.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S.    dollars.
Third-party checks which    are under $10,000     are payable to
an existing shareholder who is a natural person (as opposed to a
corporation or partnership) and endorsed over to the Fund or    the
Custodian Bank     will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                       INITIAL INVESTMENT   ADDITIONAL INVESTMENT
                       ------------------   ---------------------
Regular accounts         $2,000                   $100
Traditional IRA             500                    100
Roth IRA                    500                    100
Education IRA               500                    100
SEP IRA                     500                    100
SIMPLE IRA                  500                    100

   The Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

   If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with us, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participating in such programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tex-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

BY MAIL

*To open your account, complete and sign the    account
    application and make your check payable to The Managers
Funds.  Mail the check and account application to:

		The Managers Funds
		c/o BFDS, Inc.
		P.O. Box 8517
		Boston, MA  02266-8517


*To purchase additional shares, write a letter of instruction (or complete your investment stub).  Send a check and investment
stub or written instructions to    the above address.
   Please include your account number and Fund name on your check.

BY TELEPHONE

*After establishing this option on your account, call    the Fund
at (800) 252-0682. The minimum additional investment is $100.


BY WIRE

*Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA
02101; ABA #011000028; BFN-The Managers Funds A/C
9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET

*If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


Note:     If you redeem shares following a purchase by check, the
Fund may hold te proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your
order.         The Fund's NAV is calculated at the close of regular
business of the NYSE, usually 4:00 p.m. New York Time.

BY MAIL

*Write a letter of instruction containing:
  -the name of the Fund(s)

  -dollar amount or number of shares to be redeemed
  -   your name
  -your account number(s)

  -signatures   of account holders

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

BY TELEPHONE

*After establishing this option on your account, call the    Fund
at (800) 252-0682.

*Telephone Redemptions are available only for redemptions which are below $25,000.

BY INTERNET

*See our website at http://www.managersfunds.com.


Note:     If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public
CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES


AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions from a designated bank account into a Managers Funds account. The minimum investment is $100.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OTHER OPERATING POLICIES


The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.


The Funds reserve the right to:

*redeem an account if the value of the account falls below
$500 due to redemptions;

*suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

*change    the     minimum investment amounts;

*delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

*make a redemption-in-kind (a payment in portfolio
securities instead of in cash) if determined that a
redemption is too large        or may cause harm to
the Fund and its shareholders;

*refuse any purchase or exchange request if
   determined     that such request could adversely
affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

*after prior warning and notification, close an account or a related account due to excessive trading; and

*   terminate or change the Exchange Privilege or
impose fees     in connection with exchanges or
redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any
dividends and distributions that    you have received in your
account.             You will also receive a confirmation after each
trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's
shares for shares of another Fund will be treated as a sale of    the
first Fund's shares     and any gain on the transaction may be subject
to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

*fail to provide a social security number or taxpayer identification number;

*fail to certify that their social security number or taxpayer identification number is correct; or

*fail to certify that they are exempt from withholding.

APPENDIX A

DESCRIPTION OF INDEXES

MSCI EAFE INDEX

Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australasia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom.

MSCI EMERGING MARKETS FREE INDEX

Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.
The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free,
Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free,
Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan
@80%, Thailand Free, Turkey, and Venezuela.

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

BY TELEPHONE:	1-800-835-3879

BY MAIL:		The Managers Funds
	            40 Richards Avenue
			Norwalk, CT  06854

ON THE INTERNET:  Electronic copies are available on our website at
                  http://www.managersfunds.com

   In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected
the Funds' performance during the last fiscal year.      Current Fund
documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the
SEC's website at http://www.sec.gov, and    copies may be obtained
upon     payment of a duplication fee, by email request to
publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-   0102     (202-942-8090).
   Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752

THE MANAGERS FUNDS

PROSPECTUS
Dated May 1, 2001
-------------------------
INTERMEDIATE BOND FUND
BOND FUND
GLOBAL BOND FUND

We pick the talent.  You reap the results.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


1	RISK/RETURN SUMMARY
Key Information
Performance Summary
Fees and Expenses

2	SUMMARY OF THE FUNDS
The Managers Funds
Intermediate Bond Fund (formerly, Short and Intermediate Bond Fund)
Bond Fund
Global Bond Fund

3	ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices
A Few Words about Risk

4	ABOUT YOUR INVESTMENT
Financial Highlights
Your Account
How to Purchase Shares
How to Sell Shares
Investor Services
Other Operating Policies
Accounts Statements
Dividends and Distributions
Tax Information
   Description of Indexes


FOUNDED IN 1983, THE MANAGERS FUNDS OFFERS
INDIVIDUAL AND INSTITUTIONAL INVESTORS THE
EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD'S
MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in MANAGERS INTERMEDIATE BOND FUND, MANAGERS BOND FUND or MANAGERS GLOBAL BOND FUND (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK FACTORS
OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

FUND                 GOAL                PRINCIPAL STRATEGIES                    PRINCIPAL RISK
                                                                                    FACTORS
----                 ----                ----------------------                  --------------

INTERMEDIATE BOND  High current income    Invests principally in                  Credit Risk
FUND (formerly,    by investing in a      investment grade debt securities        Economic Risk
Short and          portfolio of fixed-                                            Intelligence Risk
Intermediate Bond  income securities      Maintains an average weighted           Interest Rate Risk
Fund)                                     maturity of between 3-10 years          Liquidity Risk

                                          Seeks to achieve incremental return
                                          through analysis of relative credit
                                          and valuation of debt securities

BOND FUND          High current income    Invests principally in                  Credit Risk
                   by investing           investment grade debt securities        Economic Risk
                   primarily in fixed-    of any maturity                         Intelligence Risk
                   income securities                                              Interest Rate Risk
                                          Seeks to achieve incremental return     Liquidity Risk
	                                    through analysis of relative credit
                                          and valuation of debt securities

GLOBAL BOND FUND   High total return,     Invests principally in high             Currency Risk
                   both through income    quality debt securities of              Economic Risk
                   and capital            government, corporate and               Intelligence Risk
                   appreciation, by       supranational organizations             Interest Rate Risk
                   investing primarily                                            Liquidity Risk
	             in domestic and                                                Non-Diversified Fund Risk
                   foreign fixed-                                                 Political Risk
                   income securities



PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.


The following is a discussion of the principal risk factors of the Funds.

CREDIT RISK

The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investors
Services, Inc. and Standard & Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

CURRENCY RISK

The value of foreign securities in an investor's home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

ECONOMIC RISK

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.


INTELLIGENCE RISK

Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.


INTEREST RATE RISK

Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments of debt securities become less competitive with the market and thus the price of the securities will fall. Conversely, prices will rise as available interest rates fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the duration, the higher the interest rate risk.

DURATION is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio.
It is used to evaluate such bond or portfolio's interest rate sensitivity.

LIQUIDITY RISK

This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when it wants or needs to due to a lack
of buyers for the security.  This risk applies to all assets.         For
example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers.
Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell.

On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

NON-DIVERSIFIED FUND RISK

A fund which is "non-diversified" can invest more of its assets in a single issuer than that of a diversified fund. To the extent that the Fund may invest significant portions of the portfolio in securities of a single issuer, such as a government entity, the Fund is subject to Specific
Risk. Specific Risk is the risk that a particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS INTERMEDIATE BOND FUND

1991	12.8%
1992	11.6%
1993	 8.4%
1994	-8.4%
1995	15.6%
1996	 4.2%
1997	 5.9%
1998	 5.3%
1999	 2.2%

2000	 7.4%


BEST QUARTER:     4.9% (2nd Quarter 1995)
WORST QUARTER:     -4.8% (2nd Quarter 1994)

ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS
MANAGERS BOND FUND

1991	19.1%
1992	 7.9%
1993	11.6%
1994	-7.3%
1995	30.9%
1996	 5.0%
1997	10.4%
1998	 3.3%
1999	 3.7%

2000   9.4%

BEST QUARTER:     9.7% (1st Quarter 1995)
WORST QUARTER:     -3.6% (1st Quarter 1996)

ANNUAL TOTAL RETURNS - SINCE INCEPTION MARCH 25, 1994*
MANAGERS GLOBAL BOND FUND

1994	-1.5%
1995	19.1%
1996	 4.4%
1997	 0.2%
1998	19.3%
1999 -10.0%

2000	-1.6%

BEST QUARTER:    12.5%  (1st Quarter 1995)
WORST QUARTER:     -5.55%  (1st Quarter 1999)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both
the Fund and the applicable index.     A description of the indexes is
included in Appendix A.      As always, the past performance of a
Fund is not an indication of how the Fund will perform in the future.

                                    AVERAGE ANNUAL TOTAL RETURNS
                                      (   as of 12/31/00    )

                              1 YEAR        5 YEARS      10 YEARS     SINCE INCEPTION
                              ------        -------      --------     ---------------

Intermediate Bond Fund         7.40%         4.98%         6.30%       7.77%  ( 6/84)
Merrill Lynch 1-5 Yr. Govt/
   Corp. Index                 8.88%         6.08%         6.92%

Bond Fund                      9.44%         6.32%         8.99%      10.23%  ( 6/84)
Lehman Bros. Govt/Credit
  Index                       11.86%         6.24%         8.01%

Global Bond Fund (a)          -1.62%         2.01%           N/A       3.90%  ( 3/94)
Salomon World Govt Bond
  Index                        1.59%         3.10%         6.98%

(a) The Fund commenced operations on March 25, 1994.


TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy
and hold shares of    any of the Funds in this Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	                   None
Maximum Deferred Sales Charge (Load)	                   None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions	                   None
Redemption Fee	                                           None
Exchange Fee	                                           None
Maximum Account Fee	                                     None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)



                     INTERMEDIATE       BOND FUND        GLOBAL BOND
                      BOND FUND                            FUND
                     ------------       ---------        -----------
Management Fees        0.50%                0.625%        0.70%
Distribution
   (12b-1) Fees        0.00%                0.00%         0.00%
Other Expenses         0.76%                0.58%         0.80%
                      -----                 ----          ----
Total Annual Fund
Operating Expenses (a) 1.26%                1.20%         1.50%
                       ====                 ====          ====

--------------------------------------------------------------------------

(a)  The Funds have entered into arrangements with unaffiliated broker-
dealers to pay a portion of the Funds' expenses.  In addition, the Funds receive credits against its custodian expenses for uninvested overnight cash balances.  Due to these expense offsets, the Funds incurred actual
"Total Annual Fund Operating Expenses" for the fiscal year ended
December 31, 2000 in amount less than the amount shown above.  After giving effect to these expense offsets, the "Total Annual Fund Operating
Expenses" for the fiscal year ended December 31, 2000 for the Funds were as follows:
Intermediate Bond Fund - 1.26%; Bond Fund - 1.19%; Gloabl Bond Fund - 1.47%.


WHAT IS THE MANAGEMENT FEE? It is the fee paid to The Managers FUnds LLC of which a portion is paid to the asset managers who manage the Fund's portfolio.

EXAMPLE

This example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                              1 YEAR      3 YEARS     5 YEARS      10 YEARS
                              -------     -------     -------      --------

Intermediate Bond Fund        $128        $400        $  692         $1,523
Bond Fund (a)                 $122        $381        $  660         $1,455
Global Bond Fund (b)          $153        $474        $  818         $1,791

(a)  Taking into account all expense reductions for the previous fiscal year,
your costs for the Bond Fund    would be     $121, $378, $654 and
$1,443, for investments in the Fund of 1, 3, 5 and 10 years, respectively.
(b)  Taking into account all temporary fee waivers and expense reductions for
the previous fiscal year, your costs for the Global Bond Fund     would be
$150, $465, $803 and $1757, for investments in the Fund of 1, 3, 5 and 10 years, respectively.

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC, (the "Investment Manager") a
subsidiary of Affiliated Managers Group, Inc.,    located at Two
International Place, Boston, MA 02110,     serves as the investment
manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange
Commission has given the Funds an exemptive order permitting them
to change asset managers without        shareholder approval.


Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor.



More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual
Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

INTERMEDIATE BOND FUND


FUND FACTS
--------------------------------------------------
OBJECTIVE:		High current income

INVESTMENT FOCUS:	       Fixed-income securities

BENCHMARK:	      Merrill Lynch 1-5 Year Govt/Corp. Index

TICKER:		MGSIX


OBJECTIVE

The Fund's objective is to achieve high current income through a
diversified portfolio of fixed-income securities.            The
Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets in    investment grade corporate bonds and mortgage-
related securities, and in securities issued or guaranteed by the U.S. Government, and maintains a weighted maturity of between 3-10 years.
    Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

The Fund's assets currently are managed by a single asset manager.
The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. By doing this, the asset manager attempts to capitalize on inefficiencies in the corporate and U.S. Government securities markets. As a result, the Fund may, at times, emphasize one type of debt security rather than another.

       The asset manager manages this Fund to maintain an average duration similar to that of an appropriate benchmark, currently the Merrill Lynch 1-5 Year Government/Corporate Index. A security is typically sold if the asset manager believes the security is overvalued based on its credit, sector and duration, or in order to rebalance the portfolio relative to sector diversification targets.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional fixed-income returns in your investment portfolio

*Are willing to accept a conservative risk investment

*Have an investment time horizon of three years or more

This Fund MAY NOT be suitable if you:

*Are seeking absolute stability of principal

*Are seeking an aggressive investment

PORTFOLIO MANAGEMENT OF THE FUND

Standish, Ayer & Wood, Inc. ("Standish") manages the entire Fund and has managed the Fund since August 1991. Standish, located at One Financial Center, Boston, Massachusetts, was founded in 1933. As of December 31, 2000, Standish had assets under management of
approximately    $43.5 billion.      Howard B. Rubin,    Anthony
Criscuolo and Barbara J. McKenna are the portfolio managers     for
the Fund.  Mr. Rubin is a Director of Standish, and has been with the
firm in various capacities since 1984.     Mr. Criscuolo is a Vice
President of Standish and is responsible for the portfolio management and client service in the short term fixed income group; he joined the firm in 1998. Ms. McKenna is a Director of Standish and is responsible for managing the short term fixed income group, and short-duration strategy and research; she joined the firm in 1996.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Standish.

BOND FUND

FUND FACTS
-------------------------------------------------------
OBJECTIVE:		High current income

INVESTMENT FOCUS:	Fixed-income securities

BENCHMARK:		Lehman Bros. Govt/Credit . Index

TICKER:		MGFIX


OBJECTIVE

The Fund's objective is to achieve a high level of current income from
a diversified portfolio of fixed-income securities.     The Fund's
objective may be changed without shareholder approval. Shareholder will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets in    investment grade corporate bonds and mortgage-
related and other asset-backed securities and in     securities issued or
guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's
Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.



In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving.
Second, the Fund makes significant use of non-market related securities which are securities that may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).


SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional fixed-income returns in your investment portfolio

*Are willing to accept a moderate risk investment

*Have an investment time horizon of four years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are seeking a conservative risk investment

PORTFOLIO MANAGEMENT OF THE FUND

Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston,
Massachusetts, was founded in 1926.  As of December 31, 2000,
Loomis, Sayles had assets under management of approximately
   $66.9 billion.      Daniel J. Fuss is the portfolio manager for the
Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund.  The Managers Funds LLC, in
turn, pays a portion of this fee to Loomis,    Sayles.

GLOBAL BOND FUND

FUND FACTS
---------------------------------------------------------
OBJECTIVE:		Income and capital appreciation

INVESTMENT FOCUS:	High quality foreign and domestic
                  fixed-income securities

BENCHMARK:		Salomon World Govt. Bond Index

TICKER:		MGGBX


OBJECTIVE

The Fund's objective is to achieve income and capital appreciation through a portfolio of high quality foreign and domestic fixed-income
securities.     The Fund's objective may be changed without
shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its
total assets in    high quality U.S. and foreign corporate bonds and in
securities     issued or guaranteed by the U.S. and foreign
governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United
Nations.            High quality     debt securities are rated at
least in the    AA/Aa     major rating category by Standard &
Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The
Fund may hold instruments denominated in any currency.
The Fund is "non-diversified," which means that,    unlike a
diversified fund,     it    may     invest more of its assets in the
securities of a single issuer than a diversified fund.

The Fund's assets currently are managed by a single asset manager.
The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. In addition, the asset manager will typically utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies. By doing this, the asset manager attempts to capitalize on inefficiencies in the global debt securities and currencies markets.

The asset manager does not manage this Fund to maintain any given
average        duration.  This gives the manager flexibility to invest
in securities with any remaining maturity as market conditions change.
   At times, the Fund's average duration may be longer than the benchmark, so that the Fund is more sensitive to interest risk than the
benchmark.      A security is typically sold if the asset manager
believes the security is overvalued based on its credit, country or duration.

SHOULD I INVEST IN THIS FUND?

This Fund MAY be suitable if you:

*Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

*Are willing to accept a moderate risk investment

*Have an investment time horizon of three years or more

This Fund MAY NOT be suitable if you:

*Are seeking stability of principal

*Are investing with a shorter time horizon in mind

*Are uncomfortable with currency and political risk

PORTFOLIO MANAGEMENT OF THE FUND

Rogge Global Partners, plc. ("Rogge") manages the entire Fund and has managed the Fund since April 1994.

Rogge, located at Sion Hall, 56 Victoria Embankment, London,
England, was founded in 1984.  As of December 31, 2000, Rogge had
assets under management of approximately    $7.8 billion.      Olaf
Rogge is the portfolio manager for the Fund.  He is a Managing
Director of Rogge, a position he has held since 1984.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rogge.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.


RESTRICTED AND ILLIQUID SECURITIES- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES- Each Fund may purchase foreign securities.
Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.
In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

DEFENSIVE INVESTING- During unusual market conditions, each Fund may place up to 100% of its total assets in cash or high quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

DERIVATIVES- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency.
Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.


HIGH-YIELD BONDS- Each Fund may invest a limited portion of its total assets in high-yield bonds. High-yield bonds are debt securities rated below BBB- by Standard & Poor's Corporation or Baa3 by Moody's
Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

*the risk of a bond's issuer defaulting on principal or interest
payments is greater than on higher quality bonds;    and

*issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

SHORT-TERM TRADING-    Each Fund may engage in short-term
trading.      Short-term trading can increase a Fund's transaction
costs and may increase your tax liability. Although the investment strategies of the asset managers for the Funds ordinarily do not involve trading securities for short-term profits, any of them may sell any
security at any time the    asset manager     believes best, which
may result in short-term trading.

WHEN-ISSUED SECURITIES- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

ZERO-COUPON BONDS- Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is deep discounted bond, the gain is subject to income tax.

STEP UP COUPON BONDS- Each Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

*Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change; and

*Everybody's perception of reward is different; and

*High risk does not in itself imply high reward; and

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government.
Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

In PRINCIPAL RISK FACTORS, the principal risks of investing in the Funds are detailed. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment - returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

EXTENSION RISK

Because of prepayment risk, most investors estimate the prepayments which they expect for a bond or portfolio and invest accordingly. Extension risk represents the possibility that as conditions change debtors will slow their capital payments thus extending the duration of the securities beyond expectations.

INFLATION RISK

Inflation risk is the risk that the price of an asset, or the income generated by the asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and
receive rates equal to or better than their original investment.     This
is known as reinvestment risk.      If interest rates fall, the rate of
return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how    the     consequences    of
reinvestment risk     differ for various investors.  An investor who
plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SPECIFIC        RISK

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.


An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on
an investment in the    Fund assuming reinvestment of all dividends and
distributions.      This information, derived from each Fund's Financial
Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Report, which is available upon request.

MANAGERS INTEMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                       ----        ----          ----       ----       -----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $18.90      $19.49        $19.51      $19.45     $19.67
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  1.05        1.00          1.02        1.08       1.03
  Net realized and unrealized gain
     (loss) on investments               0.31       (0.59)         0.00        0.03      (0.24)
     Total from investment operations    1.36        0.41          1.02        1.11       0.79

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                 (1.06)      (1.00)        (1.04)      (1.05)     (1.01)

NET ASSET VALUE, END OF YEAR           $19.20      $18.90        $19.49      $19.51     $19.45

Total Return (1)                         7.40%       2.21%         5.36%       5.87%      4.15%

Ratio of net expenses to average
  net assets (1)                         1.26%       1.29%         1.32%       1.40%      1.45%
Ratio of total expenses to average
  net assets (1)                         1.26%       1.29%         1.33%         N/A        N/A
Ratio of net investment income
  to average net assets                  5.57%       5.20%         5.22%       5.54%      5.43%
Potfolio turnover                          90%         92%          115%         91%        96%
Net assets at end of year
  (000's omitted)                     $20,690     $17,866       $18,408     $15,082    $22,380
------------------------------------------------------------------------------------------------

MANAGERS BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                      ------       ----          ----       ----       -----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $21.45      $22.19        $23.72      $22.83     $23.13
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  1.49        1.45          1.46        1.39       1.35
  Net realized and unrealized gain
     (loss) on investments               0.48       (0.65)        (0.69)       0.90      (0.29)
     Total from investment operations    1.97        0.80          0.77        2.29       1.06

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                 (1.50)      (1.45)        (1.45)      (1.40)     (1.36)
  Net realized gain on investments      (0.17)      (0.09)        (0.85)         ---        ---
     Total distributions to shareholders(1.67)      (1.54)        (2.30)       (1.40)     (1.36)

NET ASSET VALUE, END OF YEAR           $21.75      $21.45        $22.19      $23.72     $22.83

Total Return (1)                         9.44%       3.66%         3.34%      10.42%      4.97%

Ratio of net expenses to average
  net assets (1)                         1.19%       1.25%         1.21%       1.27%      1.36%
Ratio of total expenses to average
  net assets (1)                         1.20%       1.26%         1.21%         N/A        N/A
Ratio of net investment income
  to average net assets                  6.91%       6.52%         6.18%       6.14%      6.13%
Potfolio turnover                          10%         39%           55%         35%        72%
Net assets at end of year
  (000's omitted)                     $51,383     $33,389       $42,730     $41,298    $31,819
-------------------------------------------------------------------------------------------------

MANAGERS GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                       2000        1999          1998       1997       1996
                                       ----        ----          ----       ----       -----
NET ASSET VALUE,
  BEGINNING OF YEAR                    $19.44      $22.38        $20.93      $21.40     $21.74
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.72        0.82          0.92        0.97 (2)   1.21
  Net realized and unrealized gain
     (loss) on investments              (1.06)      (3.05)         3.08       (0.93)     (0.27)
     Total from investment operations   (0.34)      (2.23)         4.00        0.04       0.94

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                 (0.12)      (0.49)        (1.16)      (0.17)     (0.87)
  Net realized gain on investments         ---      (0.22)        (1.39)      (0.34)     (0.41)
     Total distributions to shareholders(0.12)      (0.71)        (2.55)      (0.51)     (1.28)

NET ASSET VALUE, END OF YEAR           $18.98      $19.44        $22.38      $20.93     $21.40

Total Return (1)                       (1.62)%     (9.97)%        19.27%       0.16%      4.39%

Ratio of net expenses to average
  net assets (1)                         1.47%       1.54%         1.53%       1.63%      1.57%
Ratio of total expenses to average
  net assets (1)                         1.50%       1.54%         1.56%         N/A      1.60%
Ratio of net investment income
  to average net assets                  4.07%       3.77%         4.14%       4.75%      4.98%
Potfolio turnover                         176%        171%          232%        197%       202%
Net assets at end of year
  (000's omitted)                     $22,723     $19,073       $22,067     $17,465    $16,852
------------------------------------------------------------------------------------------------

The following footnotes are reference points in the Financial Highlights for each of the Funds:

(1) The Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of the Funds' expenses. In addition, the Funds receive credits against their custodian expenses for uninvested overnight cash balances. The Managers Funds LLC has waived or reimbursed some expenses for certain Funds. Total returns and net investment income for the Funds would have been lower had certain expense not been offset.

(2) Calculated using the average shares outstanding during the year.


YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds
   and     you pay no charges to transfer within the Fund family or
even to redeem out of the Fund.  The price at which you purchase and
redeem your shares is equal to the net asset value    (NAV)
    per share    next calculated after the Fund receives your order.
The Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York
Time.      The NAV is equal to the Fund's net worth (assets minus
liabilities) divided by the number of shares outstanding.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S.    dollars.
Third-party checks which    are under $10,000     are payable to
an existing shareholder who is a natural person (as opposed to a
corporation or partnership) and endorsed over to the Fund or    the
Custodian Bank     will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                       INITIAL INVESTMENT   ADDITIONAL INVESTMENT
                       ------------------   ---------------------
Regular accounts         $2,000                   $100
Traditional IRA             500                    100
Roth IRA                    500                    100
Education IRA               500                    100
SEP IRA                     500                    100
SIMPLE IRA                  500                    100

   The Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

   If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with us, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participating in such programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tex-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

BY MAIL

*To open your account, complete and sign the    account
    application and make your check payable to The Managers
Funds.  Mail the check and account application to:

		The Managers Funds
		c/o BFDS, Inc.
		P.O. Box 8517
		Boston, MA  02266-8517


*To purchase additional shares, write a letter of instruction (or complete your investment stub).  Send a check and investment
stub or written instructions to    the above address.
   Please include your account number and Fund name on your check.

BY TELEPHONE

*After establishing this option on your account, call    the Fund
at (800) 252-0682. The minimum additional investment is $100.


BY WIRE

*Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA
02101; ABA #011000028; BFN-The Managers Funds A/C
9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET

*If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


Note:     If you redeem shares following a purchase by check, the
Fund may hold te proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your
order.         The Fund's NAV is calculated at the close of regular
business of the NYSE, usually 4:00 p.m. New York Time.

BY MAIL

*Write a letter of instruction containing:
  -the name of the Fund(s)

  -dollar amount or number of shares to be redeemed
  -   your name
  -your account number(s)

  -signatures   of account holders

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

BY TELEPHONE

*After establishing this option on your account, call the    Fund
at (800) 252-0682.

*Telephone Redemptions are available only for redemptions which are below $25,000.

BY INTERNET

*See our website at http://www.managersfunds.com.


Note:     If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public
CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES


AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions from a designated bank account into a Managers Funds account. The minimum investment is $100.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OTHER OPERATING POLICIES


The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.


The Funds reserve the right to:

*redeem an account if the value of the account falls below
$500 due to redemptions;

*suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

*change    the     minimum investment amounts;

*delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

*make a redemption-in-kind (a payment in portfolio
securities instead of in cash) if determined that a
redemption is too large        or may cause harm to
the Fund and its shareholders;

*refuse any purchase or exchange request if
   determined     that such request could adversely
affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

*after prior warning and notification, close an account or a related account due to excessive trading; and

*   terminate or change the Exchange Privilege or
impose fees     in connection with exchanges or
redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any
dividends and distributions that    you have received in your
account.             You will also receive a confirmation after each
trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Intermediate Bond Fund and the Bond Fund are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid
annually.  Capital gain distributions, if any, for the    Intermediate
Bond Fund and Bond Fund     are normally declared and paid
annually in August and December.     Capital gain distributions, if
any, for the Global Bond Fund are normally declared and paid in June and December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's
shares for shares of another Fund will be treated as a sale of    the
first     Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

*fail to provide a social security number or taxpayer identification number;

*fail to certify that their social security number or taxpayer identification number is correct; or

*fail to certify that they are exempt from withholding.


APPENDIX A

DESCRIPTION OF INDEXES

US CORPORATE & GOVERNMENT MASTER, 1-5 YEAR MATURITIES

The Merrill Lynch US Corporate & Government Master Index tracks the performance of US dollar-denominated investment grade
Government and Corporate public debt issued in the US Domestic bond market, excluding collateralized products such as Mortgage Pass-
Through and Asset Backed securities. Qualifying bonds must have at least one year remaining term to maturity and less than 5-years, a fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $150 million for all other securities. Bonds must be rated investment grade based on a composite of Moody's and S&P.
"Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is a Supranational or is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). "Global" bonds (debt issued simultaneously in the eurobond and US domestic bond markets) also qualify for inclusion. 144a issues are not included in the Index until they are exchanged for registered securities. Tax-exempt municipals are excluded from the Index. The index is re-balanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (WGBI)

The World Government Bond Index (WGBI) includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United
Kingdom, and the United States. Market eligibility is determined by market capitalization and investability criteria. A market's eligible issues must total at least USD20 billion, EUR15 billion, and JPY2.5 trillion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies these criteria, it is added to the WGBI beginning with the next month's profile. With the advent of EMU, the Euro-bloc is treated as a single market and individual
EMU government debt markets are not subject to market size criteria.

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

BY TELEPHONE:	1-800-835-3879

BY MAIL:		The Managers Funds
			40 Richards Avenue
			Norwalk, CT  06854

ON THE INTERNET:	Electronic copies are available on our website at
                  http://www.managersfunds.com

   In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected
the Funds' performance during the last fiscal year.      Current Fund
documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the
SEC's website at http://www.sec.gov,    and copies may be
obtained     upon payment of a duplication fee,  by email request to
publicinfo@sec.gov or by writing to or visiting the SEC's Public
Reference Section, Washington, D.C. 20549-   0102     (202-942-
8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-3752

THE MANAGERS FUNDS

VALUE FUND
CAPITAL APPRECIATION FUND
SMALL COMPANY FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND
INTERMEDIATE BOND FUND
BOND FUND
GLOBAL BOND FUND
____________________________

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2001

_________________________________________________________

You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The
Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's
Prospectus.

The Financial Statements of the Funds, including the Report of
Independent Accountant, for the fiscal year ended December 31, 2000
are included in    the Funds'     Annual Report and are available without
charge by calling The Managers Funds LLC at (800) 835-3879. They are incorporated by reference into this document.

TABLE OF CONTENTS

                                                     Page
GENERAL INFORMATION	                              1
INVESTMENT OBJECTIVES AND POLICIES	                  1
Investment Techniques and Associated Risks	      2
Diversification Requirements for the Fund	            9
Fundamental Investment Restrictions	                 10
Non-Fundamental Investment Restrictions	           12
Temporary Defensive Position	                       12
Portfolio Turnover	                             12
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST	     13
Trustees' Compensation	                             14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  15
Control Persons	                                   15
Management Ownership	                             16
MANAGEMENT OF THE FUNDS	                             16
Investment Manager and Sub-Advisers	                 16
Compensation of Investment Manager and Sub-Adviser   20
Fee Waivers and Expense Limitations	                 22
Fund Management and Sub-Advisory Agreements	     22
Code of Ethics	                                   24
Administrative Services;Distribution Arrangements    24
Custodian		                                   24
Transfer Agent	                                   24
Independent Public Accountants	                 24
BROKERAGE ALLOCATION AND OTHER PRACTICES	           25
Brokerage Commissions	                             25
Brokerage Recapture Arrangements	                 25
PURCHASE, REDEMPTION AND PRICING OF SHARES	     26
Purchasing Shares	                                   26
Redeeming Shares	                                   27
Exchange of Shares	                             28
Net Asset Value	                                   28
Dividends and Distributions	                       28
CERTAIN TAX MATTERS	                             28
Federal Income Taxation of Fund-in General	     29
Taxation of the Funds' Investments	                 29
Federal Income Taxation of Shareholders	           30
Foreign Shareholders	                             31
Foreign Taxes		                             31
State and Local Taxes	                             31
Other Taxation	                                   31
PERFORMANCE DATA	                                   32
Yield		                                         32
Total Return		                             33
Performance Comparisons	                             33
Massachusetts Business Trust	                       33
Description of Shares	                             33
Additional Information	                             34
Financial Statements	                             34


GENERAL INFORMATION

This Statement of Additional Information relates to MANAGERS
VALUE FUND, MANAGERS CAPITAL APPRECIATION FUND,
MANAGERS SMALL COMPANY FUND, MANAGERS SPECIAL EQUITY FUND,
MANAGERS INTERNATIONAL EQUITY FUND, MANAGERS EMERGING MARKETS
EQUITY FUND, MANAGERS INTERMEDIATE BOND FUND,
MANAGERS BOND FUND and MANAGERS GLOBAL BOND FUND  (each a
"Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of THE MANAGERS FUNDS, a no-load mutual fund
family formed as a Massachusetts business trust (the "Trust").     The
Trust was organized on November 23, 1987.

This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Sub-Adviser" or "Sub-Advisers") to manage each Fund's investment portfolio. The Managers Funds LLC (the
"Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Sub-Advisers and researches any potential new Sub-Advisers for the Fund family. See "Management of the Funds."

Investments in the Funds are not:

*	Deposits or obligations of any bank;
*	Guaranteed or endorsed by any bank; or
*	Federally insured by the Federal Deposit Insurance
      Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment objectives and policies used by each Fund in an attempt to achieve its objective as stated in its current Prospectus. Each Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond Fund which is an open-end, non-diversified management investment company.

MANAGERS VALUE FUND    (FORMERLY, MANAGERS INCOME
EQUITY FUND)     (the "Value Fund") is designed for investors who
seek long-term capital appreciation by investing in a diversified portfolio of equity securities. Income is the Fund's secondary
objective.   The Fund seeks to achieve this objective by principally
investing its assets    in the common and preferred stocks     of
medium and large U.S. companies.

MANAGERS CAPITAL APPRECIATION FUND (the "Capital
Appreciation Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund seeks
to achieve this objective by principally investing its assets    in
common and preferred stocks     of medium and large U.S.
companies.

MANAGERS SMALL COMPANY FUND (the "Small Company Fund")
is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities of small companies. The Fund seeks to achieve this objective by principally
investing its assets    in common and preferred stocks     of small
companies.

MANAGERS SPECIAL EQUITY FUND (the "Special Equity Fund") is
designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-capitalization companies. The Fund seeks to achieve this
objective by principally investing its assets    in common preferred
stocks     of small to medium U.S. companies.

MANAGERS INTERNATIONAL EQUITY FUND (the "International
Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of foreign equity securities. Income is the Fund's secondary objective. The Fund seeks
to achieve this objective by principally investing its assets    in
common and preferred stocks     of medium and large non-U.S.
companies.

MANAGERS EMERGING MARKETS EQUITY FUND (the "Emerging
Markets Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of emerging market equity securities. The Fund seeks to achieve this objective by
principally investing its assets    in common and preferred
stocks     of companies located in countries considered to be
emerging or developing by the World Bank or the United Nations.

MANAGERS INTERMEDIATE BOND FUND    (FORMERLY, MANAGERS
SHORT AND INTERMEDIATE BOND FUND)     (the "Intermediate Bond
Fund") is designed for investors who seek high current income by investing in a diversified portfolio of fixed-income securities. The Fund seeks to achieve this objective by principally investing its assets in investment grade debt instruments.

MANAGERS BOND FUND (the "Bond Fund") is designed for investors who seek high current income by investing in a diversified portfolio of fixed-income securities. The Fund seeks to achieve this objective by principally investing its assets in investment grade debt securities of any maturity.

MANAGERS GLOBAL BOND FUND (the "Global Bond Fund") is designed for investors who seek high total return, through both income and capital appreciation, by investing in primarily domestic and foreign fixed-income securities. The Fund seeks to achieve this objective by primarily investing its assets in a portfolio of high quality debt securities of government, corporate and supranational organizations.
The Fund is non-diversified.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

(1)	Asset-Backed Securities.  Each Fund may invest in
securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to additional risks. These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2)	Cash Equivalents.  Each Fund may invest in cash
equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements for more than seven (7) days.

Repurchase agreements could have certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3)	Reverse Repurchase Agreements.  Each Fund may enter
into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a separate account with the custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4)	Eurodollar Bonds.  Each Fund may invest in Eurodollar
bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

European Currency Unit Bonds. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

(5)	Emerging Market Securities.  The International Equity
Fund, the Emerging Markets Equity Fund, the Bond Fund and the
Global Bond Fund may invest in emerging market securities.
Furthermore, the nature of the Emerging Markets Equity Fund is to invest most of its total assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors, which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experiences in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

(6)	Foreign Securities.  Each Fund may invest in foreign
securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. dollar.

Forward Foreign Currency Exchange Contracts.  The
International Equity Fund, the Emerging Markets Equity Fund, the
Bond Fund, the Intermediate Bond Fund and the Global Bond Fund may purchase or sell securities of foreign countries. Therefore, substantially all of a Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

In such a contract, the Funds' custodian will segregate cash or marketable securities in an amount not less than the value of a Fund's total assets committed to these contracts. Generally, a Fund will not enter into contracts that are greater than ninety (90) days.

Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of a Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, a Fund may incur costs in converting foreign currency.

If a Fund engages in an offsetting transaction, a Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where a Fund enters into a transaction with the bank upon maturity of the original contract. A Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

Foreign Currency Considerations.  The Emerging Markets
Equity Fund will invest substantially all of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollar, the Fund may be required to sell its securities in order to make its distributions in U.S. dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

The Sub-Adviser of the Emerging Markets Equity Fund will not routinely hedge the Fund's foreign currency exposure unless the Fund has to be protected from currency risk.

(7)	Futures Contracts.  Each Fund may, but is not required
to, buy and sell futures contracts to protect the value of a Fund's portfolio against changes in the prices of the securities in which it invests. When a Fund buys or sells a futures contact, a Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when a Fund desires to do so.

Equity Index Futures Contracts. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity
Fund may enter into equity index futures contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When a Fund enters into this type of contract, a Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

Interest Rate Futures Contracts. The Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for a Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When a Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(8)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. A Fund may not acquire illiquid holdings if, as a result, more than 15% of a Fund's total assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

A Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The
Trustees will monitor compliance with these guidelines on a periodic basis.

Investors should be aware that a Fund may be subject to a risk if a Fund should decide to sell these securities when a buyer is not readily available and at a price which a Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(9)	Inverse Floating Obligations.  The Intermediate Bond Fund,
the Bond Fund and the Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

There are additional risks associated with these obligations.
They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-Adviser(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(10)	Investment Company Securities.  Each Fund may purchase
shares of other investment companies. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Emerging Markets Equity Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

(11)	Mortgage-Related Securities.  The Intermediate Bond Fund,
the Bond Fund and the Global Bond Fund may invest in mortgage-related securities. Mortgage-related securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

There are additional risks associated with mortgage-related securities such as prepayment risk. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government. This is because there is no guarantee of payment associated with non-government issuers.
Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

Collateralized Mortgage Obligations.  The Intermediate
Bond Fund, the Bond Fund and the Global Bond Fund may invest in collateralized mortgage obligations ("CMOs). CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities have "Interest Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

GNMA Mortgage Pass-Through Certificates.  The
Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in GNMA Mortgage Pass-Through Certificates ("Ginnie
Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.
Ginnie Maes are highly liquid and the market for these certificates is very large.

FNMA Guaranteed Mortgage Pass-Through Certificate.
The Intermediate Bond Fund, the Bond Fund and the Global Bond
Fund may invest in FNMA Mortgage Pass-Through Certificates
("Fannie Maes").    Fannie Maes are undivided interests in a pool of
conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and do not receive the full faith and credit of the United States.

(12)	Municipal Bonds.  Each Fund may invest in three types
of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects.
Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(13)	Obligations of Domestic and Foreign Banks.  Each Fund
may enter into obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(14)	Option Contracts.

Covered Call Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity
Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if a Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

A Fund may terminate its obligation under an outstanding call option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options. A Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered call option. If the value of the underlying securities increases above the option price, the Fund will not benefit from the appreciation.

Covered Put Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity
Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if a Fund which is writing the option is short or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

A Fund may terminate its obligation under an outstanding option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered put options. A Fund is required to pay brokerage fees in order to write covered put options as well as fees for the sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered put option.

Dealer Options.  Each Fund may use Dealer Options.
Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

Puts and Calls.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity
Fund may buy options on individual stocks, equity indices and equity futures contracts. The Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(15)	Rights and Warrants.  Each Fund may purchase rights
and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

(16)	Securities Lending.  Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a seller defaults, a Fund may use the collateral to satisfy the loan. However, if the buyer defaults, the buyer may lose some rights to the collateral securing the loans of portfolio securities.

(17)	Segregated Accounts.  Each Fund will establish a
segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(18)	Short Sales.  Each Fund may enter into short sales.  A
Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until a Fund replaces the sold security. A Fund arranges with the broker to borrow the security. A Fund must replace the security at its market price at the time of the replacement. As a result, a Fund may have to pay a premium to borrow the security and a Fund may, but will not necessarily, receive any interest on the proceeds of the sale. A Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure a Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time a Fund replaces the security, a Fund will incur a loss. If the price declines during that period, a Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. For tax planning reasons, a Fund may also engage in short sales with respect to a security that a Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(19)	U.S. Treasury Securities.  The
Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities.  The
Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan
Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(20)	Variable Rate Securities.    The Intermediate Bond Fund,
the Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(21)	When-Issued Securities.  Each Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, a Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of a Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, a Fund will maintain a segregated account with the custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against unanticipated changes in interest rates.

QUALITY AND DIVERSIFICATION REQUIREMENTS FOR THE FUNDS

Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated
Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Sub-Adviser(s).

The Intermediate Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization). Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

For the last fiscal year ended December 31, 2000, the ratings of the debt obligations held by the Intermediate Bond Fund and the Bond Fund, expressed as a percentage of each Fund's total investments, were as follows:

RATINGS		INTERMEDIATE BOND FUND     BOND FUND
-------           ----------------------     ---------

Government and AAA/Aaa        24.0%	           4.8%
AA/Aa                          3.1%            2.8%
A/A                            4.0%	          24.3%
BBB/Baa                       18.7%	          49.7%
BB/Ba                          2.5%	           2.7%
Not Rated                     27.7%	          15.7%


FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Capital Appreciation Fund, Special Equity
Fund, International Equity Fund, Emerging Markets Equity Fund,
Intermediate Bond Fund, Bond Fund and Global Bond Fund may not:

(1)	Issue senior securities.  For purposes of this restriction,
borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to the
extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)	Purchase or sell real estate, except that the Fund may (i)
acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell physical commodities, except that each
Fund may purchase or sell options and futures contracts thereon.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7)	Invest more than 25% of its total assets in the securities
of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8) Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

The Small Company Fund may NOT:

(1)	Issue senior securities.  For purposes of this restriction,
borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3)	Underwrite the securities of other issuers, except to the
extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4)	Purchase or sell real estate, except that the Fund may (i)
acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)	Purchase or sell commodities or commodity contracts,
except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33
1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
(iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33
1/3% of the value of the Fund's total assets.

(7)	With respect to 75% of its total assets, purchase
securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)	Invest more than 25% of its total assets in the securities
of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies
Required to File Annual Reports with the Securities and Exchange
Commission.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are not "fundamental" policies of the Trust and may be changed without shareholder approval.

The Value Fund, Capital Appreciation Fund, Special Equity
Fund, International Equity Fund, Emerging Markets Equity Fund,
Intermediate Bond Fund, Bond Fund and Global Bond Fund may not:

(1)	Invest in real estate limited partnership interests.

(2)	Invest in oil, gas or mineral leases.

(3)	Invest more than 10% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 5% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

(4)	Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums paid on such positions would exceed 5% of the Fund's net asset value.

(5)	Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions; provided, however, that each Fund may make margin deposits in connection with futures contracts or other permissible investments.

(6)	Effect short sales of securities.

(7)	Write or sell uncovered put or call options.  The security
underlying any put or call purchased or sold by a Fund must be of a type the Fund may purchase directly, and the aggregate value of the obligations underlying the puts may not exceed 50% of the Fund's total assets.

TEMPORARY DEFENSIVE POSITION

Each Fund may, at the discretion of its Sub-Adviser(s), invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with each Fund's principal investment strategies and may be used in an attempt to respond to adverse market, economic, political or other conditions. During such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with a Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to a Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:

FUND					      1999		              2000
-----                               ----                      -----
Value Fund                           94%	                     153%
Capital Appreciation Fund           200%	                     306%
Small Company Fund (a)               N/A	                      55%
Special Equity Fund                  89%	                      69%
International Equity Fund            43%	                      99%
Emerging Markets Equity Fund        119%	                      40%
Intermediate Bond Fund               92%	                      90%
Bond Fund                            39%	                      10%
Global Bond Fund                    171%	                     176%
--------------------------------------------------------------------
[FN]
(a) Since the Fund commenced operations on June 19, 2000, the portfolio turnover rate for the Fund is not annualized.


BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998.  From 1990 to
1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG
Funds, Managers Trust I and Managers Trust II. His date of birth is September 23, 1941.

SEAN M. HEALEY(1)- Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. From April
1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers
Trust II.  His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton
& Putnam since 1977. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds,
Managers Trust I and Managers Trust II.  His date of birth is September
23, 1945.

MADELINE H. MCWHINNEY- Trustee; Member of the Investment
Committee, New Jersey Supreme Court since 1990.  From 1977 to
1994, she was the President of Dale, Elliott & Company, Inc.,
Management Consultants.  From 1983 to 1998, she was a Member of
the Advisory Board on Professional Ethics, New Jersey Supreme
Court.  She has served as a Trustee of the Trust since 1987.     She
also serves as a Trustee of Managers Trust I and Managers Trust II. Her date of birth is March 11, 1922.

------------------------
(1) Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

STEVEN J. PAGGIOLI- Trustee; Executive Vice President and
Director, The Wadsworth Group since 1986. Vice President, Secretary and Director of First Fund Distributors, Inc. since 1991. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee of the Trust since
1993.     He also serves as a Trustee of Managers Trust I and
Managers Trust II.  His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers Funds since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS- Trustee; Professor of Finance,
University of Massachusetts since 1985. Managing Director, CISDM at the University of Massachusetts since 1994. President and Chief Executive Officer of Schneeweis Partners, LLC since January 2001.
He has served as a Trustee of The Managers Funds since 1987.     He
also serves as a Trustee of Managers Trust I and Managers Trust
II.      His date of birth is May 10, 1947.

PETER M. LEBOVITZ - President; President and Chief Executive
Officer of The Managers Funds LLC.     From 1995 to April
1999,     he was Director of Marketing and    Managing Director
of The Managers Funds, L.P.     (the predecessor to The Managers
Funds LLC).     From September 1994 to 1995, he was Director of
Marketing of The Managers Funds, L.P.      President of Managers
Distributors, Inc. since December 2000. He also serves as President of Managers AMG Funds, Managers Trust I and Managers Trust II. From
June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was
Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Secretary; Director, Finance
and Planning of The Managers Funds LLC.     From December 1994
to December 2000, he was Chief Financial Officer of The Managers
Funds LLC     (formerly The Managers Funds, L.P.).  Treasurer and
Chief Financial Officer of Managers Distributors, Inc. since December 2000. He also serves as Treasurer of Managers AMG Funds and Treasurer and Secretary of Managers Trust I and Managers Trust II. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

PETER M. MCCABE - Assistant Treasurer; Manager, Fund
Administration of The Managers Funds LLC.     From August 1995
to December 2000, he was Portfolio Administrator of The Managers Funds LLC (formerly The Managers Funds, L.P.). He also serves as Assistant Treasurer of Managers AMG Funds, Managers Trust I and
Managers Trust II.         His date of birth is September 8, 1972.

LAURA A. PENTIMONE - Assistant Secretary; Manager, Legal and
Compliance of The Managers Funds LLC.     From September 1997
to December 2000, she was Legal/Compliance Officer of The
Managers Funds LLC     (formerly The Managers Funds,
L.P.).         Assistant Secretary and Legal/Compliance Officer of
Managers Distributors, Inc. since December 2000. She also serves as Assistant Secretary of Managers AMG Funds , Managers Trust I and Managers Trust II. From August 1994 to June 1997, she was a law student. Her date of birth is November 10, 1970.


TRUSTEES' COMPENSATION

	For their services as Trustees of The Managers Funds and
other mutual funds within The Managers Funds LLC complex for the
fiscal year ended    December 31, 2000,     the Trustees were
compensated as follows:

COMPENSATION TABLE:

                        Aggregate                                            Total Compensation
                        Compensation                                         from the
                        from the Trust (except     Aggregate Compensation    Funds and the
                        for the Money Market       From Other Funds          Fund Complex
Name of Trustee         Fund)(a)                   in Complex (a)            Paid to Trustees (b)
---------------         ----------------------     ----------------------    ---------------------

Jack W. Aber		$17,246		           $7,754	                    $25,000
William E. Chapman, II	$17,746		           $7,754		              $25,500
Sean M. Healey		   None		             None	                       None
Edward K. Kaier		$17,746		           $7,754		              $25,500
Madeline H. McWhinney	$17,746		           $3,754    		        $21,500
Steven J. Paggioli	$17,746		           $3,754   		        $21,500
Eric Rakowski		$17,746		           $7,754		              $25,500
Thomas R. Schneeweis	$16,760		           $3,740   		        $20,500

(a)	Compensation is calculated for the 12 months ended December 31,
2000. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2000 for services as Trustees of The
Managers Funds, Managers AMG Funds, The Managers Trust I and/or The Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

	As of    April 6, 2001    , Charles Schwab & Co., Inc.
"controlled" (within the meaning of the 1940 Act) the following Funds:
Managers Capital Appreciation Fund and Managers Special Equity
Fund. National Financial Services Corp. "controlled" Managers Small Company Fund. An entity or person which "controls" the Fund could have effective voting control over a Fund. Each of these shareholders are omnibus processing organizations.

As of    April 6, 2001    , the following persons or entities
owned more than 5% of the outstanding shares of the Funds:

MANAGERS VALUE FUND

Charles Schwab & Co., Inc., San Francisco, CA	          18%

MANAGERS CAPITAL APPRECIATION FUND
Charles Schwab & Co., Inc., San Francisco, CA	          25%
National Financial Services Corp., New York, NY            8%
Mellon Bank, NA., Everett, MA	                             8%
Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL    8%

MANAGERS SMALL COMPANY FUND
Charles Schwab & Co., Inc., San Francisco, CA	          19%
National Financial Services Corp., New York, NY           26%

MANAGERS SPECIAL EQUITY FUND
Charles Schwab & Co., Inc., San Francisco, CA	          35%
National Financial Services Corp., New York, NY            8%

MANAGERS INTERNATIONAL EQUITY FUND
Charles Schwab & Co., Inc., San Francisco, CA	          23%
National Financial Services Corp., New York, NY           11%

Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL      8%

MANAGERS EMERGING MARKETS EQUITY FUND
Charles Schwab & Co., Inc., San Francisco, CA	          23%
National Financial Services Corp., New York, NY           15%

MANAGERS INTERMEDIATE BOND FUND
Charles Schwab & Co., Inc., San Francisco, CA	           5%

MANAGERS BOND FUND
Charles Schwab & Co., Inc., San Francisco, CA	          24%
National Financial Services, Corp., New York, NY          16%

MANAGERS GLOBAL BOND FUND
National Financial Services Corp., New York, NY            9%


MANAGEMENT OWNERSHIP

As of    April 6, 2001,     all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.

MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER AND SUB-ADVISERS

The Trustees provide broad supervision over the operations
and affairs of the Trust and the Funds.  The Managers Funds LLC
serves as investment manager to the Funds    pursuant to a Fund
Management Agreement (the "Fund Management Agreement") dated
April 1, 1999.      Managers Distributors, Inc. (the "Distributor"), a
wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at
Two International Place, 23rd Floor, Boston, Massachusetts 02110.

The assets of    each     Fund are managed by a Sub-
Adviser or a team of Sub-Advisers         selected by the
Investment Manager, subject to the review and approval of the Trustees. The Investment Manager also serves as administrator of
   each     Fund and carries out the daily administration of the
Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Sub-Advisers for individuals and institutional investors.

The Investment Manager recommends Sub-Advisers for the
Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Sub-Adviser's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Investment Manager does not expect to make frequent changes of Sub-Advisers.

The Investment Manager allocates the assets of each Fund of the Trust among the Sub-Adviser(s) selected for that Fund. The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Adviser provides to a Fund are limited to asset management and related recordkeeping services.
However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

A Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates. The Investment Manager enters into an advisory agreement with each Sub-Adviser known as a "Sub-Advisory
Agreement."

The Sub-Adviser(s) to the Funds are set forth below.
The information has been supplied by the respective Sub-Adviser.

VALUE FUND

ARMSTRONG SHAW ASSOCIATES, INC. ("ARMSTRONG SHAW")

Armstrong Shaw is a corporation founded in 1984 by Jeffrey M. Shaw and Raymond J. Armstrong. As of December 31, 2000, Armstrong
Shaw's assets under management totaled approximately    $2.1
billion.      Armstrong Shaw's address is    45 Grove Street, New
Canaan, CT 06840.

Jeffrey M. Shaw, Chairman and President, is the lead portfolio manager of the portion of the Fund managed by Armstrong Shaw.

CHARTWELL INVESTMENT PARTNERS, L.P. ("CHARTWELL")

Chartwell is a limited partnership founded in 1997.  It is 75%
controlled by the employees of Chartwell and 25% controlled by
Maverick Partners, L.P. ("Maverick"). Maverick is controlled by John McNiff and Michael Kennedy. As of December 31, 2000, Chartwell's
assets under management totaled approximately    $5.1 billion.
Chartwell's address is 1235 Westlakes Drive, Suite 330, Berwyn, PA
19312.

Harold Ofstie, Managing Partner, leads a team of portfolio managers for the portion of the Fund managed by Chartwell.

CAPITAL APPRECIATION FUND

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC ("ESSEX")

Essex was founded in 1976 and is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 2000, Essex's assets under management totaled
approximately    $10.6 billion.      Essex's address is 125 High
Street, Boston, MA 02110.

Joseph C. McNay, Chairman and Chief Investment Officer, and Daniel Beckham, Principal and Vice President, are the portfolio managers for the portion of the Fund managed by Essex.

ROXBURY CAPITAL MANAGEMENT, LLC ("ROXBURY")

Roxbury Capital Management is a California corporation founded in
1986. Roxbury Capital Management transferred all of its assets in 1998 to Roxbury which is jointly owned by employees and WT
Investments, Inc., a subsidiary of Wilmington Trust Company. As of December 31, 2000, Roxbury's assets under management totaled
approximately    $13 billion.      Roxbury's address is 100
Wilshire Boulevard, Suite 600, Santa Monica, CA 90401.

Kevin P. Riley, Senior Managing Director, Senior Portfolio Manager
and Chief Investment Officer,    David C. Kahn, Senior Portfolio
Manager, and a team of     portfolio managers    are the portfolio
managers     of the portion of the Fund managed by Roxbury.

SMALL COMPANY FUND

HLM MANAGEMENT COMPANY, INC. ("HLM")

HLM is a corporation founded in 1983.  As of December 31, 2000,
HLM's assets under management totaled approximately    $890
million.      HLM's address is 222 Berkeley Street, 21st Floor,
Boston, Massachusetts.

Buck Haberkorn, III, Judith P. Lawrie, Peter J. Grua and Ann B.
Hutchins lead the portfolio management team for the portion of the Fund managed by HLM.

KALMAR INVESTMENT ADVISERS, INC. ("KALMAR")

Kalmar is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, which was founded in 1982.  As of December 31, 2000, Kalmar's assets under management
totaled approximately    $900 million     in small company stocks.
Kalmar's address is Barley Mill House, 3701 Kennett Pike,
   Wilmington,     Delaware.

Ford B. Draper, Jr., President and Chief Investment Officer, leads the eight person research/portfolio management team for the portion of the Fund managed by Kalmar.

SPECIAL EQUITY FUND

GOLDMAN SACHS ASSET MANAGEMENT ("GSAM")

GSAM is a separate business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2000, GSAM, along with other units of IMD, had
assets under management of    $281.7 billion.      GSAM's address
is    32 Old Slip, New York, NY 10005.

   Timothy G. Ebright is the Senior Portfolio Manager for the portion of the Fund managed by GSAM. Mr. Ebright is a Vice President of Goldman Sachs, a position he has held since 1988.

KERN CAPITAL MANAGEMENT LLC ("KERN")

Kern is a Delaware limited liability company founded in 1997 by
Robert E. Kern, Jr. and David G. Kern.  As of December 31, 2000,
Kern's assets under management totaled approximately    $1.7
billion.      Kern's address is 114 West 47th Street, Suite 1926, New
York, NY 10036.

Robert E. Kern, Jr., Managing Member, Chairman and Chief Executive Officer, is the portfolio manager of the portion of the Fund managed by Kern.

PILGRIM  BAXTER & ASSOCIATES, LTD. ("PILGRIM")

Pilgrim was formed in 1982 and is owned by United Asset
Management, a public company.  As of December 31, 2000, Pilgrim's
assets under management totaled approximately    $17.1 billion.
Pilgrim's address is 825 Duportail Road, Wayne, PA 19087.

Gary L. Pilgrim, Director, President and Chief Investment Officer,
   and     a team of portfolio managers are the portfolio managers
of the portion of the Fund managed by Pilgrim.

SKYLINE ASSET MANAGEMENT, L.P. ("SKYLINE")

Skyline was formed in 1995 and is a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2000, Skyline's assets under management totaled approximately
   $825 million.      Skyline's address is 311 South Wacker Drive,
Suite 4500, Chicago, Illinois 60606.

William M. Dutton, Managing Partner, and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline.

WESTPORT ASSET MANAGEMENT, INC. ("WESTPORT")

Westport was formed in 1983 and is 51%-owned by Andrew J. Knuth and 49%-owned by Ronald H. Oliver.  As of December 31, 2000,
Westport's assets under management totaled approximately    $3.0
billion.      Westport's address is 253 Riverside Avenue, Westport,
CT 06880.

Andrew J. Knuth, Chairman, and    Edmund Nicklin are the portfolio
managers     of the portion of the Fund managed by Westport. Mr.
Knuth is the Chairman of Westport and one of the founders of the firm.
   Mr. Nicklin is a Managing Director of Westport.

INTERNATIONAL EQUITY FUND

LAZARD ASSET MANAGEMENT ("LAZARD")

Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a
New York limited liability company which is registered as an investment adviser with the Securities and Exchange Commission.
Lazard Freres provides its clients with a variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts
totaling approximately    $71.1     billion as of December 31,
2000. Lazard's primary business address is 30 Rockefeller Plaza, New York, NY 10112.

   John R. Reinsberg, Managing Director of Lazard, is the portfolio manager of the portion of the Fund managed by Lazard.

MASTHOLM ASSET MANAGEMENT, L.L.C. ("MASTHOLM")

Mastholm is a limited liability company founded in 1997.  As of
December 31, 2000, Mastholm's assets under management totaled
approximately    $1.9 billion.      Mastholm's address is 10500 NE
8th Street, Bellevue, WA 98004.

Theodore J. Tyson, Managing Director, along with Joseph Jordan,
Director and Portfolio Manager, and Douglas Allen, Director and
Portfolio Manager, leads a portfolio management team of the portion of the Fund managed by Mastholm.

ZURICH SCUDDER INVESTMENTS, INC. ("ZURICH SCUDDER")

   Zurich Scudder, previously Scudder Kemper Investments, Inc., is majority owned by Zurich Financial Services Group ("Zurich").
Zurich, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss Holding Company, Zurich Financial Services, in October of 2000. On
December 29, 2000, Scudder Kemper Investments, Inc. changed its
name to Zurich Scudder Investments, Inc.   As of December 31, 2000,
Zurich Scudder and its affiliates had assets under management in excess of $370 billion globally. Zurich Scudder's address is 345 Park Avenue, New York, NY 10154.

William E. Holzer, Managing Director, is the portfolio manager of the portion of the Fund managed by Zurich Scudder.

EMERGING MARKETS EQUITY FUND

REXITER CAPITAL MANAGEMENT LIMITED ("REXITER")

Rexiter was founded in 1997 and is 75% owned by State Street Global Alliance, LLC through two subsidiaries. As of December 31, 2000,
Rexiter's assets under management totaled approximately    $683
million.      Rexiter's address is 21 St. James's Square, London,
England SW1Y 4SS.

Murray Davey, Senior Portfolio Manager, and Kenneth King, Chief
Investment Officer, are the portfolio managers for the Fund managed by Rexiter.

INTERMEDIATE BOND FUND

STANDISH, AYER & WOOD, INC. ("STANDISH")

Standish was founded in 1933 and is a privately owned corporation with 24 directors. Edward H. Ladd, Chairman and Managing Director, and George W. Noyes, Vice Chairman and Managing Director, each own more than 10% of the outstanding voting securities of Standish. Caleb F. Aldrich, Managing Director and Vice President, Davis B. Clayson, Director and Vice President, Dolores S. Driscoll, Managing Director and Vice President, Richard C. Doll, Director and Vice President, Maria D. Furman, Managing Director and Vice President, and Richard S. Wood, President, Chief Executive Officer and Managing Director, each own more than 5% of the outstanding voting securities of Standish. David H. Cameron, Karen K. Chandor, Lavinia

B.    Hase,     James E. Hollis, III, Laurence A. Manchester,
Arthur H. Parker, Catherine A. Powers, Howard B. Rubin, Austin C. Smith, W. Charles Cook, Joseph M. Corrado, Raymond J. Kubiak,
Thomas P. Sorbo, Chief Operating Officer and Managing Director,
David C. Stuehr and Michael W. Thompson are each a Director and
Vice President of Standish. Ralph S. Tate is Managing Director and Vice President of Standish. Each owns less than 5% of the outstanding voting securities of Standish. As of December 31, 2000, Standish's
assets under management totaled approximately    $43.5 billion.
Standish's address is One Financial Center, Suite 26, Boston, MA
02111.

Howard B. Rubin, Director,    Anthony C. Criscuolo, Vice President,
Barbara J. McKenna, Director, are the portfolio managers     for the
Fund managed by Standish.

BOND FUND

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS")

Loomis is a registered investment adviser whose origins date back to 1926. Loomis is a limited partnership whose general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings,
Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P.'s general partner. CDC IXIS Asset Management US, LLC is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation.
CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC
IXIS Asset Management US Corporation is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS
Asset Management S.A. is majority owned by CDC IXIS and indirectly owned, through CDC IXIS, Caisse Nationale des Caisses D'Epargne, and CNP Assurances, by Caisse des Depots et Consignations. Caisse des Depots et Consignations was created by the French government legislation and currently is supervised by the French Parliament.

Daniel J. Fuss, CFA and Managing Director, is the portfolio manager of the Fund managed by Loomis.

GLOBAL BOND FUND

ROGGE GLOBAL PARTNERS, PLC. ("ROGGE")

Rogge was founded in 1984 and is owned by United Asset
Management, a public company.  As of December 31, 2000, Rogge's
assets under management totaled approximately    $7.8 billion.
Rogge's address is Sion Hall, 56 Victoria Embankment, London,
England EC4Y-0DZ.

Olaf Rogge, Managing Director, is the portfolio manager of the Fund managed by Rogge. He is one of the founders of the firm.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISERS

As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay each Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Adviser manages. The fee paid to the Sub-Adviser is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

During the last three fiscal years ended December 31, 1998, 1999 and 2000, the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.

FUND				          1998	  1999	   2000
-----                             -----     -----        ----
Value Fund			        $513,862	 $428,149	  $360,754
Capital Appreciation Fund	   590,610	1,025,351    2,742,768
Small Company Fund (a)		       ---	      ---	    77,643
Special Equity Fund		 7,575,757	9,364,371	18,454,429
International Equity Fund	 4,490,305	5,431,401	 6,144,937
Emerging Markets Equity
Fund (b) (c)                      40,849	   82,718      104,821
Intermediate Bond Fund		    84,177	   92,398	    94,070
Bond Fund			         281,699	  208,465      257,846
Global Bond Fund		         132,587	  145,706      149,157
------------------------------------------------------------------
[FN]
(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The fee paid to the Investment Manager for the Fund has been restated to
reflect a waiver of a portion of the fee in   effect.
(c) The Emerging Markets Equity Fund commenced operations on February 9,
1998.

	During the last three fiscal years ended December 31, 1998, 1999 and 2000, the Sub-Advisers were paid the following fees by the Investment Manager under the Sub-Advisory Agreements in effect.


Fund					                1998	     1999	    2000
----                                          ----         ----       -----
Value Fund
  Armstrong Shaw & Associates, Inc.	            N/A	       N/A	    $70,449
  Chartwell Investment Partners, L.P.    $  125,429	 $  94,946	     84,630
  Zurich Scudder Investments, Inc.	        114,374	   104,858	     13,273

Capital Appreciation Fund
  Essex Investment Mgmt. Co., LLC           143,597	   274,854	    717,083
  Roxbury Capital Management, LLC            29,210	   237,822	    652,460

Small Company Fund (a)
  HLM Management Company, Inc.	            N/A	       N/A	     20,891
  Kalmar Investment Advisers	                  N/A	       N/A	     22,242

Special Equity Fund
  Goldman Sachs Asset Management	        945,730	   817,339	  2,041,967
  Pilgrim Baxter & Associates, Ltd.	      1,337,508    1,764,389	  3,430,099
  Westport Asset Management	            1,422,275    1,620,782	  2,495,435
  Kern Capital Management LLC	              441,940	   941,203	  2,117,360
  Skyline Asset Management, L.P.	            N/A	       N/A	     45,355

International Equity Fund
  Zurich Scudder Investments, Inc.	      1,237,987	 1,472,525	  1,379,092
  Lazard Asset Management		      1,254,650    1,490,352	  1,405,568
  Mastholm Asset Management, L.L.C.	            N/A	       N/A	    590,353

Emerging Markets Equity Fund (b)
  Rexiter Capital Management Limited	   18,312	    53,062	    104,821

Intermediate Bond Fund
  Standish, Ayer & Wood, Inc.	               42,089	    46,198	     47,035

Bond Fund
  Loomis, Sayles & Co., L.P.	              112,679	    83,386	    103,138

Global Bond Fund
  Rogge Global Partners plc		         65,556	    72,014	     78,247
-------------------------------------------------------------------------------

(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on February 9,
    1998.


FEE WAIVERS AND EXPENSE LIMITATIONS

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-Adviser of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of
the Fund's    Prospectus.      Voluntary fee waivers by the
Investment Manager or by any Sub-Adviser may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Adviser concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

FUND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Managers Funds LLC serves as investment manager to
each Fund    pursuant to the     Fund Management Agreement.
The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisers to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Sub-Advisory Agreements with each Sub-Adviser selected for the Funds of the Trust.

The Fund Management Agreement and the Sub-Advisory
Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Sub-Advisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment
Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Sub-Advisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Fund Management Agreement provides that the
Investment Manager is specifically responsible for:

*supervising the general management and investment of the assets and securities portfolio of each Fund;

*providing overall investment programs and strategies for each Fund;

*selecting and evaluating the performance of Sub-
Advisers for each Fund and allocating the Fund's assets among these Sub-Advisers;

*providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange
Commission; and

*providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

The Funds pay all expenses not borne by    the
Investment Manager or Sub-Adviser   (s)     including, but not
limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

   Each     Sub-Advisory Agreement requires the
Sub-Adviser to provide fair and equitable treatment to    the
applicable     Fund in the selection of portfolio investments and the
allocation of investment opportunities. However, it does not obligate a Sub-Adviser to acquire for a Fund a position in any investment which any of a Sub-Adviser's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Adviser   (s)     makes investment
decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

The Trust has obtained from the Securities and Exchange Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Sub-Advisers for new or existing Funds, change the terms of a particular Sub-Advisory Agreement or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreement would be an automatic termination of the Sub-Advisory Agreement. Although shareholder approval will not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund will continue to have the right to terminate such Sub-Advisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisers.


NAME OF FUND                TOTAL MANAGEMENT FEE        MANAGER'S PORTION OF
                                                        THE TOTAL MANAGEMENT FEE
------------                ---------------------       ------------------------
Value Fund                      0.75%                         0.40%
Capital Appreciation Fund       0.80%                         0.40%
Small Company Fund              0.90%                         0.40%
Special Equity Fund             0.90%                         0.40%
International Equity Fund       0.90%                         0.40%
Emerging Markets Equity Fund    1.15%                         0.40%*
Intermediate Bond Fund          0.50%                         0.25%
Bond Fund                       0.625%                        0.375%
Global Bond Fund                0.70%                         0.35% up to $20 million
                                                              0.45% over $20 million
-------------------------------------------------------------------------------------

 *   The     Manager is waiving its entire fee as of the date of this
Statement of Additional Information.

CODE OF ETHICS

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and the Distributor (applicable to "access persons" of the Trust that are also employees of the Investment Manager and/or the Distributor). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.


ADMINISTRATIVE SERVICES; DISTRIBUTION ARRANGEMENTS

Under an Administration and Shareholder Servicing
Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

CUSTODIAN

State Street Bank and Trust Company (       the
"Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

TRANSFER AGENT

   Boston Financial Data Services, Inc., a subsidiary of
State Street    Bank and Trust Company,     P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487,
King of Prussia, Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisory Agreements provide that the Sub-Advisers place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute
transactions and in evaluating the best available net price and execution, a Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisers is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction.  A Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. Each Fund may purchase and sell portfolio
securities through brokers    who     provide the Fund with
research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Sub-Adviser.

The fees of each Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Sub-Advisers to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

BROKERAGE COMMISSIONS

During the last three fiscal years, the Funds paid the following brokerage fees:

Fund						        1998	    1999		2000
-----                                       ----          ----          ----
Value Fund	                             $118,253	  $143,783	     $210,073
Capital Appreciation Fund	            238,292	   234,639	      729,935
Small Company Fund (a)	                       --		  --	       26,195
Special Equity Fund	                  937,439	 1,192,496 	    2,349,768
International Equity Fund	            984,751	   840,866      2,611,425
Emerging Markets Equity Fund (b)	       31,571	    35,035	       42,840
-------------------------------------------------------------------------------

(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on February 9, 1998.


BROKERAGE RECAPTURE ARRANGEMENTS

During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:


Fund                                                  1998		     1999	      2000
-----                                                 ----             ----         -----
Value Fund
*  Capital Institutional Services, Inc.		       $6,809		   --		   --
*  Salomon Smith Barney			                       --	    $73,114	    $76,826
*  State Street Brokerage                                  --		   --	    $38,459
Capital Appreciation Fund
*  Capital Institutional Services, Inc.		       $8,016	    $17,874	    $29,129
*  Salomon Smith Barney			                   $6,858	    $11,337	    $11,219
*  Donaldson & Co., Inc.			             $4,794	    $11,513     $56,257
*  Westminster Research Assoc. Inc.		           $117,362	    $24,360	    $14,321
*  State Street Brokerage		                       --		   --	   $136,227
Special Equity Fund
*  Capital Institutional Services, Inc.		      $16,680	    $44,778	   $113,034
*  Salomon Smith Barney			                       --	         --	    $22,557
*  State Street Brokerage                                  --		   --	     $3,269
International Equity Fund
*  Capital Institutional Services, Inc.		       $1,254	    $90,952		   --
*  State Street Brokerage                                  --		   --	    $23,932
*  Westminster Research Assoc Inc.		                 --		   --	    $50,943


Pursuant to these arrangements, subject to best price and execution, a Sub-Adviser may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans.
The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New
York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares
purchased by check are sold before the check has cleared, the
redemption proceeds will not    be processed     until the check has
cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.
Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business
   Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

An investor may exchange shares of a Fund into shares of any other series of the Trust without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Trust's minimum investment amount.
Shareholders should read the current Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Funds, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of the Trust will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

Each Fund computes its Net Asset Value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the value of a Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or
       distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN TAX MATTERS

FEDERAL INCOME TAXATIN OF FUNDS - IN GENERAL

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of a Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

Ordinary income distributions, and distributions of
net realized short-term capital gains by any of the Funds to shareholders who are liable for federal income taxes will be taxed as
ordinary        income to such shareholders.  Distributions of net
capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or
   reinvested     in additional shares.  Any loss realized upon the
redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

New rules for the taxation of capital gains on qualified 5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals in the 15% ordinary income tax rate bracket, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including
mutual funds) held more than 5 years.   For taxpayers in higher tax
brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 15% bracket, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000. Gains on qualified five year property earned by a mutual fund and distributed to shareholders as a capital gain dividend can be designated as 8% gains beginning in 2001.

Taxpayers in the 20% capital rate bracket may make an election to treat their mutual fund shares owned before January 1, 2001 as having been acquired on that date, so as to start a new holding period. If this election is made, unrealized gain (but not loss) must be recognized at January 1, 2001, and the taxpayer's basis in their mutual fund shares would be adjusted accordingly. This election can be made for specific shares bought at different times.

A mutual fund is eligible to make the mark-to-market (MTM) election at January 1, 2001 as well. The election may be made for specific securities held in the portfolio. The MTM election will not apply to such property if it is disposed of in a transaction where gain or loss is recognized in whole or in part before the close of the 1-year period beginning on the date that the asset would have been treated as sold under the MTM election. Thus, in effect, if a taxpayer sells the property in 2001, the MTM election is invalidated.


Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that a Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares
unless IRS Form    W8-BEN or W8-IMY     as appropriate is
provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

FOREIGN TAXES

The International Equity Fund, the Emerging Markets Equity
Fund, the Intermediate Bond Fund, the Bond Fund and the Global
Bond Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. As of 1998, shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.
It should be noted that only shareholders that itemize deductions may
   deduct     foreign income taxes paid by them.

STATE AND LOCAL TAXES

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

OTHER TAXATION

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor a Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's current
Prospectus.

YIELD

The Value Fund, the Intermediate Bond Fund, the
Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

   Yield = 2[((a-b)/(cd) + 1)6 - 1]

In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day        yields for the period ended December
31, 2000 were as follows:

FUND                           30-DAY        YIELD AT 12/31/00
-----                         --------------------------------

Value Fund	                                0.34%
Intermediate Bond Fund	                    5.90%
Bond Fund                                   7.39%
Global Bond Fund	                          3.90%


TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T) N = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
N = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the period ended December 31, 2000 were as follows:


FUND	                          1 YEAR	 5 YEARS      10 YEARS      SINCE INCEPTION
------                          ------     -------      --------     -----------------
Value Fund	                     9.80%	  13.73%	    15.26%		    14.16%
Capital Appreciation Fund	 -22.20%	  26.07%	    21.79%		    18.71%
Small Company Fund (a)	           --	     --	       --		    -7.10%
Special Equity Fund	        -2.56%	  18.49%	    20.13%		    16.66%
International Equity Fund	  -8.46%	  10.42%	    12.73%		    13.10%
Emerging Markets
  Equity Fund (b)	             -26.69%	     --	       --		     2.65%
Intermediate Bond Fund	         7.40%	   4.98%	     6.30%		     7.77%
Bond Fund	                     9.44%	   6.32%	     8.99%		    10.23%
Global Bond Fund (c)	        -1.62%	   2.01%	       --		     3.90%
----------------------------------------------------------------------------------

(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on February 8,
    1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.


PERFORMANCE COMPARISONS

Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.
Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

MASSACHUSETTS BUSINESS TRUST

Each Fund is a series of a "Massachusetts    Business
Trust."     A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

The Declaration of Trust further provides that the name of the
Trust refers to the Trustees collectively as Trustees, not as individuals
or personally,    and that no Trustee,     officer, employee or agent
is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION

This Statement of Additional Information and the current
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act.
Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington
DC.

Statements contained in the Statement of Additional
Information and the current Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the current Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The current Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from their respective annual report filings made with the Securities and Exchange Commission pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder on January
26, 2001. The accession number of such filing was 0000720309-01-5000006. The Financial Statements and reports are available without charge by calling The Managers Funds at (800) 835-3879, on The
Managers Funds Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

PART C
To the Registration Statement of
The Managers Funds (the "Registrant")

Item 23.	Exhibits.

Exhibit No.		       Description

a.1	         Declaration of Trust dated November 23, 1987.(i)(ii)

a.2	         Amendment No. 1 to Declaration of Trust dated May 12,
               1993.(ii)(iii)

a.3	         Amendment No. 2 to Declaration of Trust dated June 30, 1993.
               (ii)(iii)

a.4	         Amendment No. 3 to Declaration of Trust establishing a
               new series of shares of beneficial interest of the Registrant designated as "Managers Emerging Markets Equity Fund" dated December 8, 1997.(iv)

a.5	         Amendment No. 4 to Declaration of Trust amending Section 2.11 dated April 20, 1999.(x)

a.6	         Amendment No. 5 to Declaration of Trust establishing a new series of shares of beneficial interest of the Registrant designated as "Managers Small Company Fund" dated March 3, 2000.(viii)

b.	         By-Laws of the Trust dated November 23, 1987. (i)(ii)

c.	         Instruments Defining Rights of Shareholders. (ii)(v)

d.1	         Fund Management Agreement between Registrant and The Managers Funds
               LLC, dated as of April 1, 1999. (vi)

d.2	         Form of Sub-Advisory Agreement between The Managers Funds LLC and HLM Management Company with respect to Managers Small Company Fund dated May 1, 2000.(viii)

d.3	         Form of Sub-Advisory Agreement between The Managers Funds LLC and Kalmar Investment Advisers with respect to Managers Small Company Fund dated May 1, 2000.(viii)

d.4	         Form of Sub-Advisory Agreement between The Managers Funds LLC and Goldman Sachs Asset Management with respect to Managers Special Equity Fund dated January 1, 2000.(viii)

d.5	         Form of Sub-Advisory Agreement between The Managers Funds LLC and Armstrong Shaw Associates Inc. with respect to Managers Income Equity Fund dated March 8, 2000.(viii)

d.6	         Form of Sub-Advisory Agreement between The Managers Funds LLC and Mastholm Asset Management with respect to Managers International Equity Fund dated March 27, 2000.(viii)

d.7	         Form of Sub-Advisory Agreements between The Managers Funds LLC and each Sub-Adviser identified in the Registration Statement with respect to each Fund of the Registrant, dated as of April 1, 1999.(vi)

d.8	         Sub-Advisory Agreement between The Managers Funds LLC and
               Skyline Asset Management, L.P. with respect to Managers Special Equity Fund dated December 1, 2000.(x)

d.9	         Sub-Advisory Agreement between The Managers Funds LLC and
               Pilgrim Baxter & Associates, Ltd. with respect to Managers Special Equity Fund dated September 26, 2000.(x)

d.10	         Sub-Advisory Agreement between The Managers Funds LLC and
               Loomis, Sayles & Co., L.P. with respect to Managers Bond Fund dated October 30, 2000.(x)

d.11	         Sub-Advisory Agreement between The Managers Funds LLC and
               Rogge Global Partners, plc with respect to Managers Global Bond Fund dated September 26, 2000.(x)

d.12	         Sub-Advisory Agreement between The Managers Funds LLC and
               Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated February 1, 2001.(x)

e.1	         Distribution Agreement between the Registrant and The Managers
               Funds LLC, dated as of April 1, 1999.(vi)

e.2 	         Form of Distribution Agreement between Registrant and Managers
               Distributors, Inc., dated as of April 1, 2001.(x)

f.	         Not Applicable.

g.	         Custodian Agreement between the Registrant and State Street Bank and Trust Company dated December 9, 1992.(ii)(ix)

h.1	         Transfer Agency Agreement between the Registrant and State
               Street Bank and Trust Company dated February 16, 1994.(ii)(vii)

h.2	         Administration and Shareholder Servicing Agreement between The
               Managers Funds LLC and the Registrant dated April 1, 1999.(vi)

h.3	         License Agreement Relating to the Use of Name between the
               Registrant and The Managers Funds LLC dated April 1, 1999.(vi)

i.1	         Opinion and Consent of Shereff, Friedman, Hoffman & Goodman,
               LLP dated September 27, 1990.(i)(ii)

j.1	         Consent of PricewaterhouseCoopers LLP with respect to each Fund
               (with the exception of Managers Money Market Fund) dated April 27, 2001, filed herewith.

j.2	         Power of Attorney for the Registrant dated June 4, 1999.(viii)

k.	         Not Applicable.

l.	         Not Applicable.

m.	         Not Applicable.

n.	         Not Applicable.

o.	         Not Applicable.

t.1	         Code of Ethics of Registrant as adopted on June 4, 1999.(viii)

t.2	         Code of Ethics of The Managers Funds LLC and Managers
               Distributors, Inc. as adopted on March 1, 2001.(x)
----------------------------------------------------------
(i)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed
September 28, 1990).

(ii)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed October
16, 1997).

(iii)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed
November 5, 1993).

(iv)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 29,
1998).

(v)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 7,
1995).

(vi)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 1,
1999).

(vii)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 24,
1994).

(viii)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 1,
2000).

(ix)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed
November 9, 1992).

(x)	Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March
28, 2001).

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Sections 2.9(d) and (f), Article IV
Sections 4.1-4.3 and Section 8.3(b) of the
Registrant's Declaration of Trust dated November 23,
1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned
Sections are reproduced below:

Section 2.9. Miscellaneous Powers.
The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisers,
Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Pertson in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser,
Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No
Personal Liability of Shareholders, Trustees, etc.  No
Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust
Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability.
The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
The rights accruing to a Shareholder under this
Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2.  Non-liability of
Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3.  Mandatory
Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or
has been, a Trustee or officer of the
Trust shall be indemnified by the
Trust or any Series to the fullest
extent permitted by law against all
liability and against all expenses
reasonably incurred or aid by him
in connection with any claim,
action, suit or proceeding in which
he became involved as a party or
otherwise by virtue of his being or
having been a Trustee or officer
and against amounts paid or
incurred by him in the settlement
thereof;

(ii) the words "claim,"
"action," "suit," or proceeding"
shall apply to all claims, actions,
suits or proceedings (civil,
criminal, or other, including
appeals), actual or threatened; the
words "liability" and "expenses"
shall include, without limitation,
attorneys' fees, costs, judgments,
amounts paid in settlement, fines,
penalties and other liabilities.

(b) No indemnification shall be
provided hereunder to a Trustee or
officer:

(i) against any liability to
the Trust or the Shareholders by
reason of willful misfeasance, bad
faith, gross negligence or reckless
disregard of the duties involved in
the conduct of his office;

(ii) with respect to any
matter as to which he shall have
been finally adjudicated not to have
acted in good faith in the
reasonable belief that his action
was in the best interest of the Trust;

(iii) in the event of a
settlement involving a final
adjudication as provided in
paragraph (b)(i) resulting in a
payment by a Trustee or officer,
unless there has been a
determination that such Trustee or
officer did not engage in willful
misfeasance, bad faith, gross
negligence or reckless disregard of
the duties involved in the conduct
of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested
Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and
presentation of a defense to any claim,
action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i)  such undertaking is
secured by a surety bond or some
other appropriate security provided
by the recipient, or the Trust shall
be insured against losses arising out
of any such advances; or

(ii) a majority of the
Disinterested Trustees acting on the
matter (provided that a majority of
the Disinterested Trustees act on
the matter), or an independent legal
counsel in a written opinion, shall
determine, based upon a review of
readily available facts (as opposed
to a full trial-type inquiry), that
there is reason to believe that the
recipient ultimately will be found
entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.
    Section 8.3.  Amendment Procedure.  (b) No
amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 26.	Business and Other Connections of Investment Adviser.

The Managers Funds LLC, a
registered investment adviser, serves as investment adviser to the Trust. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc.
("AMG") and AMG serves as its Managing Member.
The Managers Funds LLC serves exclusively as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The
Managers Funds LLC, are listed in Schedules A and
D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

The Managers Funds LLC hires
Sub-Adviser(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Sub-Adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Forms are listed below

Armstrong Shaw Associates Inc.		801-20597
Chartwell Investment Partners, L.P.		801-54124
Essex Investment Management Company, LLC* 801-12548
Roxbury Capital Management, LLC           801-55521
HLM Management Company              	801-39610
Kalmar Investment Advisers		      801-53608
Kern Capital Management LLC		      801-54766
Goldman Sachs Asset Management		801-16048
Pilgrim Baxter & Associates, Ltd.		801-48872
Westport Asset Management, Inc.		801-21854
Skyline Asset Management, L.P.*		801-49603
Zurich Scudder Investments, Inc.		801-252
Lazard Asset Management		            801-6568
Mastholm Asset Management, L.L.C          801-54834
Rexiter Capital Management Limited        801-55470
Loomis, Sayles & Company, L.P.		801-170
Standish, Ayer& Wood, Inc.		      801-584
Rogge Global Partners, plc.		      801-25482
____________________________
*Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

Item 27.  	Principal Underwriters.

(a) Managers Distributors, Inc. acts
as principal underwriter for the Registrant.
Managers Distributors, Inc. also acts as principal underwriter for Managers AMG
Funds, Managers Trust I and Managers
Trust II.

(b) The following information
relates to the directors, officers and partners of Managers Distributors, Inc.:


Name and Principal                 Positions and Offices          Positions and Offices
Business Address                       with Underwriter                 with Fund
-----------------                  ----------------------         ----------------------
Nathaniel Dalton                        Director                       None
c/o Affiliated Managers Group, Inc.
Two International Place, 23rd Floor
Boston, Massachusetts 02110

Daniel J. Shea                          Director                       None
c/o Affiliated Managers Group, Inc.
Two International Place, 23rd Floor
Boston, Massachusetts 02110

John Kingston, III                      Director and Secretary          None
c/o Affiliated Managers Group, Inc.
Two International Place, 23rd Floor
Boston, Massachusetts 02110

Peter M. Lebovitz                       President                       President
c/o The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854

Donald S. Rumery                        Treasurer                       Secretary and Treasurer
c/o The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854

Laura A. Pentimone                      Assistant Secretary             Assistant Secretary
c/o The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854


(c) Not Applicable.

Item 28.	Location of Accounts and Records.

The accounts and records of the Registrant are maintained at the offices of the Registrant at 40
Richards Avenue, Norwalk, Connecticut 06854, at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02106 and 1776 Heritage Drive, North
Quincy, Massachusetts 01171, at the offices of the Transfer Agent, Boston Financial Data Services, Inc.
1776 Heritage Drive, North Quincy,
Massachusetts 01171 and at the offices of each Sub-
Adviser at the address listed in the current Form
ADV on file of each (see Item 26 for ADV file numbers).

Item 29.	Management Services.

There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.	Undertakings.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) If requested to do so by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section
16(c) of the Investment Company Act of
1940.

Exhibit j.1.
---------------

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 16, 2001, relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Report to Shareholders of nine of the series constituting The Managers Funds: Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Small
Company Fund, Managers Special Equity Fund, Managers
International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Global Bond Fund and Managers
Short & Intermediate Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 27, 2001

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 1st day of May, 2001.

THE MANAGERS FUNDS
                                   BY: /s/ Peter M. Lebovitz
                                   Peter M. Lebovitz
                                   President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Title                          Date
----------                           ------                         -----

---------------
Jack W. Aber*                        Trustee                      May 1, 2001

-----------------------
William E. Chapman, II*              Trustee                      May 1, 2001

---------------------
Sean M. Healey*                      Trustee                      May 1, 2001

---------------------
Edward J. Kaier*                     Trustee                      May 1, 2001

---------------
Eric Rakowski*                       Trustee                      May 1, 2001

--------------------
Steven J. Paggioli*                  Trustee                      May 1, 2001

----------------------
Madeline H. McWhinney*               Trustee                      May 1, 2001

----------------------
Thomas R. Schneeweis*                Trustee                      May 1, 2001


/s/ Peter M. Lebovitz	             President and	            May 1, 2001
Peter M. Lebovitz	              Principal Executive Officer

/s/ Donald S. Rumery	          Treasurer, Principal	      May 1, 2001
Donald S. Rumery	                Financial Officer and
	                      Principal Accounting Officer

/s/Peter M. Lebovitz
_____________________________
*By Peter M. Lebovitz pursuant to Power of Attorney.